EXHIBIT 99.1

December 12, 2005

First NLC Trust 2005-4

Mortgage-Backed Certificates, Series 2005-4

$847,880,000

(Approximate, Subject to +/- 5% Variance)

Series Term Sheet

First NLC Financial Services, LLC

A wholly owned subsidiary of Friedman, Billings, Ramsey Group, Inc.

Originator

First NLC Securitization, Inc.

Depositor

JPMorgan Chase Bank, National Association

Servicer

FRIEDMAN BILLINGS RAMSEY

Lead Underwriter

DISCLAIMER

Attached is a Series Term Sheet that describes the structure, collateral and certain aspects of the First NLC Trust 2005-4, Mortgage-Backed Certificates, Series 2005-4. Friedman, Billings, Ramsey & Co., Inc. (“FBR”) has prepared this Series Term Sheet for distribution to potential investors. Though the Depositor provided FBR with certain information, the Depositor did not participate in the preparation of this Series Term Sheet. The Series Term Sheet is for informational purposes only and is subject to modification or change. Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state.

The issuer has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) for the offering to which this communication relates with a file number of 333-127919. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free (703) 469-1225.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors must consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

European Economic Area

In relation to each Member State of the European Economic Area which has implemented the Prospectus Directive (each, a “Relevant Member State”), each Underwriter has represented and agreed that with effect from and including the date on which the Prospectus Directive is implemented in that Relevant Member State (the “Relevant Implementation Date”) it has not made and will not make an offer of securities to the public in that Relevant Member State prior to the publication of a prospectus in relation to the securities which has been approved by the competent authority in that Relevant Member State or, where appropriate, approved in another Relevant Member State and notified to the competent authority in that Relevant Member State, all in accordance with the Prospectus Directive, except that it may, with effect from and including the Relevant Implementation Date, make an offer of securities to the public in that Relevant Member State at any time:

(a) to legal entities which are authorized or regulated to operate in the financial markets or, if not so authorized or regulated, whose corporate purpose is solely to invest in securities;

(b) to any legal entity which has two or more of (1) an average of at least 250 employees during the last financial year; (2) a total balance sheet of more than €43,000,000 and (3) an annual net turnover of more than €50,000,000, as shown in its last annual or consolidated accounts; or

(c) in any other circumstances which do not require the publication by the Issuer of a prospectus pursuant to Article 3 of the Prospectus Directive.

For the purposes of this provision, the expression an “offer of securities to the public” in relation to any securities in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the securities to be offered so as to enable an investor to decide to purchase or subscribe the securities, as the same may be varied in that Member State by any measure implementing the Prospectus Directive in that Member State and the expression “Prospectus Directive” means Directive 2003/71/EC and includes any relevant implementing measure in each Relevant Member State.

United Kingdom

Each Underwriter has represented and agreed that:

(a) it has only communicated or caused to be communicated and will only communicate or cause to be communicated an invitation or inducement to engage in investment activity (within the meaning of Section 21 of the Financial Services and Markets Act) received by it in connection with the issue or sale of the securities in circumstances in which Section 21(1) of the Financial Services and Markets Act does not apply to the Issuer; and

(b) it has complied and will comply with all applicable provisions of the Financial Services and Markets Act with respect to anything done by it in relation to the securities in, from or otherwise involving the United Kingdom.

Belgium

The information contained in this term sheet may not be disclosed to the public in Belgium. The securities may only be offered, directly or indirectly, in Belgium (a) for a minimum of €50,000 (or its foreign currency) per investor only; or (b) to professional or institutional investors as defined in

Article 2.1(e)(i) to (iii) of Directive 2003/71/EC or as referred to in Article 3, 2° of the Belgian Royal Decree of 7 July 1999 on the public character of financial operations, each acting on their own account.

This preliminary prospectus supplement has not been and will not be submitted to nor approved by the Belgian Banking, Finance and Insurance Commission (Commission bancaire, financière et des assurances/Commissie voor het Bank-, Financie- en Assurantiewezen) and accordingly may not be used in connection with any offering or sale of securities in Belgium except as may otherwise be permitted by law.

Hong Kong

The contents of this document have not been reviewed by any regulatory authority in Hong Kong. You are advised to exercise caution in relation to the offer. If you are in any doubt about any of the contents of this document, you should obtain independent professional advice. This term sheet has not been authorized by the Securities and Futures Commission and therefore the securities may not be offered or sold in Hong Kong by means of this preliminary prospectus supplement or any other document other than: (a) to “professional investors” as such term is defined in the Securities and Futures Ordinance, Cap. 571 of the laws of Hong Kong (“SFO”); or (b) in circumstances which do not constitute an offer or an invitation to the public for the purposes of the SFO. Offers of securities will not be and may not be made to any person in Hong Kong other than a person to whom this preliminary prospectus supplement has been issued by or on behalf of the issuer and who meets the criteria described in (a) or (b) above. No person to whom this preliminary prospectus supplement is given may issue, circulate or distribute it in Hong Kong or make or give a copy of this term sheet to any person.

COMPUTATIONAL MATERIALS

This Series Term Sheet contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by FBR in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the Computational Materials’ appropriateness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. Without limiting the foregoing, the collateral information set forth in these Computational Materials, including without limitation the collateral tables which follow, is based only on the pool of Mortgage Loans expected to be included in the trust along with other certain Mortgage Loans on the Closing Date. Certain Mortgage Loans contained in this pool may be deleted from the final pool of Mortgage Loans delivered to the trust on the Closing Date and other loans may be substituted therefor. The pool described in the Computational Materials may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the pool will be representative of the final pool of Mortgage Loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the pool presented in the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

CIRCULAR 230 DISCLOSURE

TO ENSURE COMPLIANCE WITH REQUIREMENTS IMPOSED BY THE INTERNAL REVENUE SERVICE, WE INFORM YOU THAT (A) ANY UNITED STATES FEDERAL TAX ADVICE CONTAINED HEREIN (INCLUDING ANY ATTACHMENTS OR ENCLOSURES) WAS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING UNITED STATES FEDERAL TAX PENALTIES, (B) ANY SUCH ADVICE WAS WRITTEN TO SUPPORT THE PROMOTION OR MARKETING OF THE TRANSACTION OR MATTER ADDRESSED HEREIN AND (C) ANY TAXPAYER TO WHOM THE TRANSACTIONS OR MATTERS ARE BEING PROMOTED, MARKETED OR RECOMMENDED SHOULD SEEK ADVICE BASED ON ITS PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

Contact Information

FBR ABS Banking		FBR ABS Trading/Syndicate		FBR ABS Structuring
Mike Ciuffo	(703) 312-1889	Salmaan Siddiqui	(703) 469-1225	Tol Ho	(703) 312-1737
Dane Smith	(703) 312-1896			Anna Zuckerman	(703) 469-1283
David Lyle	(703) 312-1885
Chris DeMulder	(703) 312-1754
Juan Gonzalez	(703) 469-1169

First NLC Trust 2005-4 Mortgage-Backed Certificates, Series 2005-4
Series Term Sheet
Page 1	December 12, 2005

First NLC Trust 2005-4

Mortgage-Backed Certificates, Series 2005-4

Class(1)	Principal Balance ($)(2)	WAL Call/Mat(3)	Payment Window (Mths) Call/Mat(3)	Expected Rating (S&P/Moody’s)	Interest Type(4)	Principal Type
Class A-1	284,325,000	0.96 / 0.96	1 - 19 / 1 - 19	AAA/Aaa	Floating	Senior Sequential
Class A-2	196,506,000	2.00 / 2.00	19 - 29 / 19 - 29	AAA/Aaa	Floating	Senior Sequential
Class A-3	103,183,000	3.00 / 3.00	29 - 59 / 29 - 59	AAA/Aaa	Floating	Senior Sequential
Class A-4	75,986,000	6.00 / 7.45	59 - 76 / 59 - 175	AAA/Aaa	Floating	Senior Sequential
Class M-1	33,880,000	4.85 / 5.33	48 - 76 / 48 - 151	AA+/Aa1	Floating	Subordinate
Class M-2	31,680,000	4.67 / 5.13	44 - 76 / 44 - 146	AA+/Aa2	Floating	Subordinate
Class M-3	18,920,000	4.58 / 5.03	43 - 76 / 43 - 139	AA+/Aa3	Floating	Subordinate
Class M-4	16,280,000	4.53 / 4.97	42 - 76 / 42 - 135	AA+/A1	Floating	Subordinate
Class M-5	16,280,000	4.49 / 4.92	41 - 76 / 41 - 131	AA/A2	Floating	Subordinate
Class M-6	14,960,000	4.46 / 4.87	40 - 76 / 40 - 126	AA/A3	Floating	Subordinate
Class M-7	13,640,000	4.44 / 4.83	39 - 76 / 39 - 121	AA-/Baa1	Floating	Subordinate
Class M-8	11,440,000	4.43 / 4.79	39 - 76 / 39 - 115	A+/Baa2	Floating	Subordinate
Class M-9	11,000,000	4.41 / 4.74	38 - 76 / 38 - 110	A/Baa3	Floating	Subordinate
Class M-10	11,000,000	4.40 / 4.68	38 - 76 / 38 - 103	A-/Ba1	Floating	Subordinate
Class M-11	8,800,000	4.40 / 4.61	38 - 76 / 38 - 96	BBB+/Ba2	Floating	Subordinate
Total:	847,880,000

(1)	The Offered Certificates are priced to the Optional Termination Date. The margin on the Class A Certificates will be multiplied by 2 and the margin on the Class M Certificates will be multiplied by 1.5 on any Distribution Date after the Optional Termination may be first exercised.
(2)	Approximate.
(3)	See “Pricing Prepayment Speed” herein.
(4)	Each class of Certificates will be subject to the “Net WAC Cap” as described herein.

A. General Terms

Issuer:	First NLC Trust 2005-4.

Depositor:	First NLC Securitization, Inc.

Originator:	First NLC Financial Services, LLC.

Lead Underwriters:	Friedman, Billings, Ramsey & Co., Inc.

Co-Underwriter:	Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

Servicer:	JPMorgan Chase Bank, National Association.

Interim Subservicer:	Ocwen Loan Servicing, LLC.

Trustee:	HSBC Bank USA, National Association.

Master Servicer and Securities Administrator:	Wells Fargo Bank, National Association.

Hedge Counterparty:	[TBD].

Class A Certificates:	The Class A-1, Class A-2, Class A-3 and Class A-4 Certificates.

F R I E D M A N    B I L L I N G S    R A M S E Y

First NLC Trust 2005-4 Mortgage-Backed Certificates, Series 2005-4
Series Term Sheet
Page 2	December 12, 2005

Class M Certificates:	The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10 and Class M-11 Certificates.

Offered Certificates:	The Class A and Class M Certificates.

Distribution Date:	The 25th day of each month (or if not a business day, the next succeeding business day) commencing in January 2006.

Cut-off Date:	With respect to each Mortgage Loan the later of (i) the date of origination of the Mortgage Loan and (ii) December 1, 2005.

Final Maturity Date:	The Distribution Date in February 2036.

Expected Pricing Date:	On or about December [15], 2005.

Expected Closing Date:	On or about December 22, 2005.

Accrued Interest:	The price to be paid by investors for the Offered Certificates will not include accrued interest (settling flat).

Interest Accrual Period:	The interest accrual period for each Distribution Date with respect to the Offered Certificates will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an actual/360 basis).

Due Period:	With respect to a Distribution Date, the period commencing on the second day of the calendar month immediately preceding the month in which such Distribution Date occurs (or the date following the Cut-off Date in respect of the first Due Period) and ending on the first day of the calendar month in which such Distribution Date occurs.

Registration:	The Offered Certificates will be available in book-entry form through DTC and only upon request through Clearstream, Luxembourg and the Euroclear System.

Initial and Additional Mortgage Loans:	The Depositor has currently identified mortgage loans with an aggregate scheduled principal balance of approximately $774,278,089.17, consisting of approximately (i) $141,788,156.79 of fixed rate, first and second lien mortgage loans (the “Initial Fixed-Rate Mortgage Loans”) and (ii) approximately $632,489,932.38 of adjustable-rate, first lien mortgage loans (the “Initial Adjustable-Rate Mortgage Loans,” and together with the Initial Fixed-Rate Mortgage Loans, the “Initial Mortgage Loans”). See attached descriptions of the Statistical Pool for more information.

On or prior to the Closing Date, approximately [$105,721,910.83] of additional mortgage loans having similar characteristics to the Initial Mortgage Loans will be added to the mortgage pool, consisting of (i) approximately [$19,360,117.59] of additional fixed-rate, first and second lien mortgage loans (the “Additional Fixed-Rate Mortgage Loans”) and (ii) approximately [$86,361,793.24] of additional adjustable-rate, first lien mortgage loans (the “Additional Adjustable-Rate Mortgage Loans,” and together with the Additional Fixed-Rate Mortgage Loans, the “Additional Mortgage Loans”). On the Closing Date, the Initial Mortgage Loans and the Additional Mortgage Loans will be the “Mortgage Loans.”

F R I E D M A N    B I L L I N G S    R A M S E Y

First NLC Trust 2005-4 Mortgage-Backed Certificates, Series 2005-4
Series Term Sheet
Page 3	December 12, 2005

Cap Agreement:	On the Closing Date, the Issuer will enter into a hedge agreement with the Hedge Counterparty with an initial notional balance of approximately $[837,070,000]. On each such Distribution Date, the Hedge Counterparty will be obligated to make a payment to the Reserve Fund equal to the product of (a) the amount, if any, by which one-month LIBOR exceeds the related strike rate for such Distribution Date, (b) the related notional balance for such Distribution Date and (c) the quotient of (i) the number of days in the related Interest Accrual Period divided by (ii) 360. The expected strike rate and notional balance for each payment are set forth in the attached Cap Schedule. The Cap Agreement may have a schedule of strike rates and notional balances that varies from the Cap Schedule in this Series Term Sheet.

Credit Enhancement:	Consists of the following:

1. Excess Cashflow;
2. Overcollateralization;
3. Cap Agreement and
4. Subordination (to the extent applicable for each class of Offered Certificates).

Expected Initial Credit Enhancement Percentage On Closing Date		Expected Credit Enhancement Percentage On or After Stepdown Date
Class	Percent	Class	Percent
A	[25.00]%	A	[50.00]%
M-1	[21.15]%	M-1	[42.30]%
M-2	[17.55]%	M-2	[35.10]%
M-3	[15.40]%	M-3	[30.80]%
M-4	[13.55]%	M-4	[27.10]%
M-5	[11.70]%	M-5	[23.40]%
M-6	[10.00]%	M-6	[20.00]%
M-7	[8.45]%	M-7	[16.90]%
M-8	[7.15]%	M-8	[14.30]%
M-9	[5.90]%	M-9	[11.80]%
M-10	[4.65]%	M-10	[9.30]%
M-11	[3.65]%	M-11	[7.30]%

Optional Termination Date:	Any Distribution Date on which the aggregate principal balance of the Mortgage Loans is 10% or less of the sum of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

Pricing Prepayment Speed:	The Offered Certificates will be priced based on the following collateral prepayment assumptions:

FRM Loans: 23% HEP (2.3% CPR - 23% CPR over 10 months, 23% CPR thereafter)

ARM Loans: 100% PPC (100% PPC: 2% - 30% CPR over 12 months, constant 30% CPR up to and including the 22nd month, constant 50% CPR up to and including the 27th month and constant 35% CPR thereafter)

Federal Tax Status:	It is anticipated that for federal income tax purposes the Offered Certificates will represent, in part, ownership of REMIC regular interests for tax purposes.

SMMEA Eligibility:	The Offered Certificates are not expected to constitute “mortgage related securities” for purposes of SMMEA.

F R I E D M A N    B I L L I N G S    R A M S E Y

First NLC Trust 2005-4 Mortgage-Backed Certificates, Series 2005-4
Series Term Sheet
Page 4	December 12, 2005

ERISA Eligibility:	The Offered Certificates are expected to be eligible for purchase by or on behalf of employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended, subject to certain conditions as further described in the prospectus supplement.

Servicing Fee:	On each Distribution Date, the Servicer will be entitled to 1/12 of 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the beginning of the related Due Period (“Servicing Fee”), less a portion of such fee that will be paid monthly to the holder of the servicing rights. The holder of the servicing rights may replace the Servicer at any time for any reason, subject to the consent of the Rating Agencies in their absolute and sole discretion. The Servicer may assign its servicing rights and obligations with the consent of the Rating Agencies.

Master Servicing Fee:	On each Distribution Date, the Master Servicer will be entitled to 1/12 of [0.007]% of the aggregate principal balance of the Mortgage Loans as the beginning of the related Due Period. The fees of the Securities Administrator, the Trustee and the Custodian will be paid by the Master Servicer from the Master Servicing Fee.

F R I E D M A N    B I L L I N G S    R A M S E Y

First NLC Trust 2005-4 Mortgage-Backed Certificates, Series 2005-4
Series Term Sheet
Page 5	December 12, 2005

B. Distributions to Securities

Priority of Distributions:	Available Funds from the Mortgage Loans will be distributed on each Distribution Date as follows:

	1)	Available Interest Funds will be distributed in the following order of priority:

		a)	first, to pay the Servicer Fee, the Master Servicer Fee and any indemnities and expenses due and payable to the Servicer, the Master Servicer, the Trustee and the Custodian;

		b)	second, concurrently to each class of Class A Certificates, pro rata based upon the entitlement of each such class, its Interest Distribution Amount; and

		c)	third, sequentially to each class of Class M Certificates in numeric order, its Interest Distribution Amount.

	2)	Available Principal Funds will be distributed as described under “Principal Paydown.”

	3)	Excess Cashflow will be distributed in the following order of priority:

		a)	first, to each Class A Certificate, pro rata any remaining unpaid Interest Distribution Amounts;

		b)	second, to pay the Overcollateralization Deficiency Amount as principal, to be distributed as described under “Principal Paydown;”

		c)	third, sequentially to each class of Class M Certificates in numeric order, first, to pay any remaining unpaid Interest Distribution Amounts and, second, to pay any unpaid Realized Loss amounts with respect to such class;

		d)	fourth, to pay any unpaid Net WAC Cap Carryover Amount payable to each class of Offered Certificates, pro rata based on the entitlement of each such class; and

		e)	fifth, any remaining Excess Cashflow to other non-offered certificates as described in the pooling and servicing agreement.

F R I E D M A N    B I L L I N G S    R A M S E Y

First NLC Trust 2005-4 Mortgage-Backed Certificates, Series 2005-4
Series Term Sheet
Page 6	December 12, 2005

Principal Paydown:	1)	On any Distribution Date prior to the Stepdown Date or if a Trigger Event is in effect, the Principal Distribution Amount will be distributed in the following order of priority:

		a.	first, to the Class A Certificates as described under “Class A Principal Distribution”; and

		b.	second, sequentially to each class of Class M Certificates in numeric order until the certificate principal balance of each such class has been reduced to zero.

2)	On any Distribution Date on or after the Stepdown Date and if a Trigger Event is not in effect, Available Principal Funds will be distributed in the following order of priority
(subject, in each case, to any overcollateralization floors):

		a.	first, to the Class A Certificates as described under “Class A Principal Distribution, ” such that the Class A Certificates will have a Credit Enhancement Percentage of at least [50.00]%;

		b.	second, to the Class M-1 Certificates such that the Class M-1 Certificates will have a Credit Enhancement Percentage of at least [42.30]%;

		c.	third, to the Class M-2 Certificates such that the Class M-2 Certificates will have a Credit Enhancement Percentage of at least [35.10]%;

		d.	fourth, to the Class M-3 Certificates such that the Class M-3 Certificates will have a Credit Enhancement Percentage of at least [30.80]%;

		e.	fifth, to the Class M-4 Certificates such that the Class M-4 Certificates will have will have a Credit Enhancement Percentage of at least [27.10]%;

		f.	sixth, to the Class M-5 Certificates such that the Class M-5 Certificates will have a Credit Enhancement Percentage of at least [23.40]%;

		g.	seventh, to the Class M-6 Certificates such that the Class M-6 Certificates will have a Credit Enhancement Percentage of at least [20.00]%;

		h.	eighth, to the Class M-7 Certificates such that the Class M-7 Certificates will have a Credit Enhancement Percentage of at least [16.90]%;

		i.	ninth, to the Class M-8 Certificates such that the Class M-8 Certificates will have a Credit Enhancement Percentage of at least [14.30]%;

		j.	tenth, to the Class M-9 Certificates such that the Class M-9 Certificates will have a Credit Enhancement Percentage of at least [11.80]%;

		k.	eleventh, to the Class M-10 Certificates such that the Class M-10 Certificates will have a Credit Enhancement Percentage of at least [9.30]%; and

		l.	twelfth, to the Class M-11 Certificates such that the Class M-11 Certificates will have a Credit Enhancement Percentage of at least [7.30]%.

F R I E D M A N    B I L L I N G S    R A M S E Y

First NLC Trust 2005-4 Mortgage-Backed Certificates, Series 2005-4
Series Term Sheet
Page 7	December 12, 2005

Class A Principal Distribution:	The Available Principal Funds allocated for distribution to the Class A Certificates on a Distribution Date shall be distributed as follows:

	1)	first, to the Class A-1 Certificates until their certificate principal balance has been reduced to zero;

	2)	second, to the Class A-2 Certificates until their certificate principal balance has been reduced to zero;

	3)	third, to the Class A-3 Certificates until their certificate principal balance has been reduced to zero; and

	4)	fourth, to the Class A-4 Certificates until their certificate principal balance has been reduced to zero;

provided, however, that if the aggregate of the certificate principal balance of the Class M Certificates is zero immediately prior to such Distribution Date, principal payments made to the Class A
Certificates will be paid pro rata.

Reserve Fund:	The payments received pursuant to the Cap Agreement shall be deposited into the Reserve Fund. Funds in the Reserve Fund shall be distributed as follows:

	1)	first, to the Class A Certificates, pro rata, any Interest Distribution Amount to the extent remaining unpaid pursuant to clause (1)(b) of the “Priority of Distributions”;

	2)	second, to the Class M Certificates in numeric order, any Interest Distribution Amount to the extent remaining unpaid pursuant to clause (1)(c) of the “Priority of Distributions”;

	3)	third, as principal to the Offered Certificates, any Overcollateralization Deficiency Amount to the extent remaining unpaid pursuant to clause (3)(b) of the “Priority of Distributions” to be distributed as described under “Principal Paydown;”

	4)	fourth, to the Offered Certificates, pro rata, any unpaid Net WAC Cap Carryover Amount to the extent remaining unpaid pursuant to clause (3)(d) of the “Priority of Distributions”;

	5)	fifth, sequentially to each class of Class M Certificates in numeric order, to pay any unpaid Realized Loss amounts to such class to the extent remaining unpaid pursuant to clause (3)(c) of the “Priority of Distributions”; and

	6)	sixth, any remaining Excess Cashflow to the non-offered certificates as described in the pooling and servicing agreement.

F R I E D M A N    B I L L I N G S    R A M S E Y

First NLC Trust 2005-4 Mortgage-Backed Certificates, Series 2005-4
Series Term Sheet
Page 8	December 12, 2005

C. Definitions

Adjusted Net Mortgage Rate:	The “Adjusted Net Mortgage Rate” for each Mortgage Loan is equal to the mortgage rate less the sum of (i) the Servicing Fee rate and (ii) the Master Servicing Fee rate.

Available Funds:	The “Available Funds” for each Distribution Date will be the sum of the Available Interest Funds and the Available Principal Funds for such Distribution Date.

Available Interest Funds:	The “Available Interest Funds” for each Distribution Date generally will be amounts collected or advanced in respect of interest on the Mortgage Loans.

Available Principal Funds:	The “Available Principal Funds” for such Distribution Date generally will be amounts collected or advanced in respect of principal on the Mortgage Loans.

Credit Enhancement Percentage:	The “Credit Enhancement Percentage” for each class of Offered Certificates is a percentage determined by dividing (a) the sum of (i) the sum of the certificate principal balances of all certificates subordinate to the subject class of Certificates and, (ii) the Overcollateralization Amount for such Distribution Date in each case before taking into account any principal distributions on that date, by (b) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period.

Cumulative Realized Loss Percentage:	The “Cumulative Realized Loss Percentage” for any Distribution Date means a fraction, expressed as a percentage, obtained by dividing (a) the aggregate amount of cumulative Realized Losses incurred on the Mortgage Loans in the entire mortgage loan pool from the Cut-off Date through the last day of the related Due Period by (b) the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date.

Delinquency Rate:	The “Delinquency Rate” for any Due Period is the fraction, expressed as a percentage, the numerator of which is the aggregate Scheduled Principal Balance of all Mortgage Loans that are 60 or more days delinquent (including all foreclosures and REO Properties) as of the close of business on the last day of the preceding calendar month, and the denominator of which is the aggregate Scheduled Principal Balance of the Mortgage Loans as of the close of business on the last day of such calendar month.

Due Period:	The “Due Period” with respect to a Distribution Date is the period commencing on the second day of the calendar month immediately preceding the month in which such Distribution Date occurs (or the date following the Cut-off Date in respect of the first Due Period) and ending on the first day of the calendar month in which such Distribution Date occurs.

Excess Cashflow:	The “Excess Cashflow” for any Distribution Date will be equal to the Available Funds remaining after priorities 1) and 2) under “Priority of Distributions.”

Formula Rate:	The “Formula Rate” for each class of Offered Certificates will be equal to the lesser of (i) One Month LIBOR plus the applicable margin for such Class and (ii) 14.00%.

Interest Distribution Amount:	The “Interest Distribution Amount” for each class of Offered Certificates on a Distribution Date is an amount equal to the sum of (i) interest accrued during the related Interest Accrual Period at the Pass-Through Rate, and (ii) any interest described in clause (i) above for any prior Distribution Date that remains unpaid (together with any unpaid interest thereon), and (iii) interest accrued during the related Interest Accrual Period on the amount described in clause (ii) above at the Pass-Through Rate applicable to such class of Certificates. The Interest Distribution Amount may be reduced by prepayment interest shortfalls or Servicemembers Civil Relief Act shortfalls as shall described in the prospectus supplement.

Net WAC Cap:	The “Net WAC Cap” with respect to each Distribution Date is a rate equal to the weighted average Adjusted Net Mortgage Rate of the Mortgage Loans as of the first day of the Due Period for such Distribution Date, calculated on an actual/360 basis.

F R I E D M A N    B I L L I N G S    R A M S E Y

First NLC Trust 2005-4 Mortgage-Backed Certificates, Series 2005-4
Series Term Sheet
Page 9	December 12, 2005

Net WAC Cap Carryover Amount:	The “Net WAC Cap Carryover Amount” for each class of the Offered Certificates on a Distribution Date is equal to the sum of (i) the excess, if any, of (a) the amount that would have been the monthly interest for such class of Certificates at the Formula Rate over (b) the actual amount of monthly interest paid for such class of Certificates, (ii) any excess described in clause (i) above for any prior Distribution Date that remains unpaid (together with any unpaid interest thereon), and (iii) interest accrued during the Interest Accrual Period related to such Distribution Date on the amount described in clause (ii) above at the Formula Rate applicable to such class of Certificates.

Overcollateralization Amount:	The “Overcollateralization Amount” as of any date of determination is equal to the excess of (i) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period for such Distribution Date over (ii) the aggregate certificate principal balance of the Offered Certificates. On the Closing Date, the Overcollateralization Amount will be approximately [3.65]% of the sum of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date. On each Distribution Date, Excess Cashflow, if any, remaining after application for payment of any unpaid interest amount on the Class A Certificates will be used to maintain the Targeted Overcollateralization Amount.

Overcollateralization Deficiency Amount:	The “Overcollateralization Deficiency Amount” for any Distribution Date is the excess, if any, of (a) the Target Overcollateralization Amount for such Distribution Date over (b) the Overcollateralization Amount for such Distribution Date, after giving effect to distribution of the Principal Distribution Amount on such Distribution Date.

Overcollateralization Release Amount:	The “Overcollateralization Release Amount” for each Distribution Date is the lesser of (a) the sum of the Available Principal Funds for such Distribution Date and (b) the excess of (i) the Overcollateralization Amount for such Distribution Date (assuming, for the purposes of this calculation, that 100% of the Available Principal Funds is applied as payment of principal on the Offered Certificates on that Distribution Date) over (ii) the Target Overcollateralization Amount for such Distribution Date.

Pass-Through Rate:	The “Pass-Through Rate” on each class of Offered Certificates will be equal to the lesser of (i) the related Formula Rate and (ii) the Net WAC Cap.

Prepayment Period:	The “Prepayment Period” with respect to any Distribution Date and (i) any Principal Prepayment in full, the period that commences on and includes the [16th] day of the month immediately preceding the month in which such Distribution Date occurs (or from the Closing Date, in the case of the first Prepayment Period) and ends on and includes the [15th] day of the month in which such Distribution Date occurs, and (ii) any partial Principal Prepayment, the calendar month preceding the month in which the Distribution Date occurs.

Principal Distribution Amount:	The “Principal Distribution Amount” with respect to any Distribution Date is an amount equal to the lesser of (a) the certificate principal balance of the Offered Certificates and (b) the excess of (i) the Available Principal Funds over (ii) the Overcollateralization Release Amount for such Distribution Date.

Realized Losses:	If a Mortgage Loan becomes a liquidated loan, the net liquidation proceeds relating thereto may be less than the principal balance of such Mortgage Loan. The amount of such difference is a “Realized Loss.” Realized Losses on the Mortgage Loans will, in effect, be absorbed first by the Excess Cashflow and second by the reduction of the Overcollateralization Amount. Following the reduction of the Overcollateralization Amount to zero, all allocable Realized Losses will be applied to the Class M Certificates sequentially in reverse numeric order in reduction of the certificate principal amount of each such class.

Rolling Three Month Delinquency Rate:	The “Rolling Three Month Delinquency Rate” with respect to any Distribution Date is the average of the Delinquency Rates for each of the three (or a shorter period, in the case of the first and second Distribution Dates) immediately preceding months.

F R I E D M A N    B I L L I N G S    R A M S E Y

First NLC Trust 2005-4 Mortgage-Backed Certificates, Series 2005-4
Series Term Sheet
Page 10	December 12, 2005

Senior Enhancement Percentage:	The “Senior Enhancement Percentage” for a Distribution Date is equal to (a) the sum of the aggregate certificate principal balance of the Class M Certificates and the Overcollateralization Amount, in each case before taking into account any payments of principal to the Offered Certificates on that Distribution Date divided by (b) the sum of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period.

Stepdown Date:	The “Stepdown Date” is the earlier to occur of (x) the Distribution Date on which the aggregate certificate principal balance of the Class A Certificates is reduced to zero, and (y) the later to occur of (a) the Distribution Date in January 2009 and (b) the first Distribution Date on which the Senior Enhancement Percentage is greater than or equal to [50.00]%.

Targeted Overcollateralization Amount:	The “Target Overcollateralization Amount” for any Distribution Date prior to the Stepdown Date is approximately [3.65]% of the sum of (a) the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

For any Distribution Date on or after the Stepdown Date, approximately the lesser of (a) [3.65]% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, and (b) [7.30]% of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period for such Distribution Date, subject to a floor equal to 0.50% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date; provided, however, if a Trigger Event has occurred and is continuing on the related Distribution Date, the Target Overcollateralization Amount will be the same as the Target Overcollateralization Amount on the preceding Distribution Date.

Trigger Event:	A “Trigger Event” is in effect on any Distribution Date on or after the Stepdown Date if either (a) the Rolling Three Month Delinquency Rate as of the last day of the related Due Period equals or exceeds [32.00]% of the Senior Enhancement Percentage on such Distribution Date or (b) the Cumulative Realized Loss Percentage on such Distribution Date exceeds the percentage specified in the table below for such Distribution Date:

Distribution Date Occurring In	Percentage

January 2008-December 2008	[2.15]% for the first month plus an additional 1/12th of [2.35]% for each month thereafter

January 2009-December 2009	[4.50]% for the first month plus an additional 1/12th of [1.50]% for each month thereafter

January 2010-December 2010	[6.00]% for the first month plus an additional 1/12th of [1.00]% for each month thereafter

January 2011-December 2011	[7.00]% for the first month plus an additional 1/12th of [0.75]% for each month thereafter

January 2012 and thereafter	[7.75]%

F R I E D M A N    B I L L I N G S    R A M S E Y

First NLC Trust 2005-4 Mortgage-Backed Certificates, Series 2005-4
Series Term Sheet
Page 11	December 12, 2005

D. Net WAC Cap

Net WAC Cap

Period	Net WAC Cap(1)(3)(4)	Effective Net WAC Cap(2)(3)(4)
1	NA	NA
2	7.209%	22.580%
3	7.983%	23.363%
4	7.213%	22.603%
5	7.456%	22.857%
6	7.219%	22.631%
7	7.465%	22.888%
8	7.229%	22.665%
9	7.235%	22.684%
10	7.484%	22.948%
11	7.251%	22.732%
12	7.503%	23.003%
13	7.272%	22.771%
14	7.282%	22.786%
15	8.075%	23.583%
16	7.305%	22.817%
17	7.561%	23.077%
18	7.329%	22.850%
19	7.587%	23.113%
20	7.355%	22.886%
21	7.368%	22.904%
22	7.628%	23.168%
23	7.408%	23.149%
24	8.880%	24.585%
25	8.724%	23.164%
26	8.944%	23.393%
27	9.592%	24.055%
28	8.997%	23.335%
29	9.322%	23.700%
30	9.441%	23.982%
31	9.815%	24.384%
32	9.587%	24.182%
33	9.614%	24.218%
34	9.964%	24.583%
35	9.672%	24.293%
36	10.819%	25.992%
37	10.573%	25.776%
38	10.343%	25.526%
39	11.438%	26.703%
40	10.324%	25.493%
41	10.661%	25.854%
42	10.597%	26.199%
43	10.968%	26.650%
44	10.651%	26.354%
45	10.642%	26.340%
46	10.988%	26.727%
47	10.624%	26.313%
48	10.969%	27.011%
49	10.607%	26.615%
50	10.598%	26.655%
51	11.723%	27.965%
52	10.580%	26.621%
53	10.923%	27.015%
54	10.561%	26.819%
55	10.904%	27.242%
56	10.543%	26.841%
57	10.534%	26.823%
58	10.875%	27.223%
59	10.521%	26.790%
60	10.873%	27.171%
61	10.517%	12.518%
62	10.510%	12.504%
63	11.626%	13.823%
64	10.491%	12.468%
65	10.833%	12.867%
66	10.478%	12.439%
67	10.819%	12.837%
68	10.461%	12.406%
69	10.451%	12.387%
70	10.789%	12.781%
71	10.431%	12.353%
72	10.769%	12.751%
73	10.411%	12.322%
74	10.401%	12.305%
75	11.107%	13.133%
76	10.381%	12.267%

(1)	Assumes that 1-month LIBOR and 6-month LIBOR are equal to 4.4395% and 4.7429%, respectively.
(2)	Assumes that 1-month LIBOR and 6-month LIBOR are both equal to 20.00%.
(3)	Assumes payments are received from the Cap Agreement.
(4)	Assumes the Pricing Prepayment Speed to the Optional Termination Date.

F R I E D M A N    B I L L I N G S    R A M S E Y

First NLC Trust 2005-4 Mortgage-Backed Certificates, Series 2005-4
Series Term Sheet
Page 12	December 12, 2005

E. Cap Agreement

Period	Notional Balance ($)	Cap Strike (%)
1	837,070,000.00	4.4405%
2	834,357,905.10	4.4405%
3	829,772,584.10	4.4405%
4	823,305,697.65	4.4405%
5	814,948,720.12	4.4405%
6	804,704,058.62	4.4405%
7	792,586,086.74	4.4405%
8	778,621,512.89	4.4405%
9	762,854,045.13	4.4405%
10	745,427,928.69	4.4405%
11	726,615,952.61	4.4405%
12	706,554,239.99	4.4405%
13	685,803,530.81	4.4405%
14	665,643,310.84	4.4405%
15	646,056,669.64	4.4405%
16	627,027,183.68	4.4405%
17	608,538,902.20	4.4405%
18	590,576,333.65	4.4405%
19	573,124,432.28	4.4405%
20	556,168,585.40	4.4405%
21	539,694,600.70	4.4405%
22	523,609,018.90	4.4405%
23	504,742,293.39	4.4405%
24	478,448,607.04	4.4405%
25	453,560,571.56	5.7053%
26	430,032,623.74	5.7080%
27	407,796,971.15	5.7089%
28	388,616,511.97	5.7113%
29	375,113,125.28	5.7128%
30	362,059,780.53	5.7148%
31	349,442,105.40	5.7161%
32	337,250,380.56	5.7187%
33	325,463,890.45	5.7196%
34	314,068,880.67	5.7205%
35	303,052,070.48	5.7224%
36	292,400,672.30	5.7576%
37	282,119,480.93	5.7605%
38	280,666,277.96	5.7631%
39	271,674,555.18	5.7645%
40	262,979,411.37	5.7678%
41	254,570,841.24	5.7708%
42	246,439,191.73	5.7724%
43	238,578,425.01	5.7739%
44	230,977,250.99	5.7765%
45	223,625,654.41	5.7781%
46	216,515,244.26	5.7795%
47	209,637,916.38	5.7814%
48	202,985,843.76	5.8369%
49	196,551,466.70	5.8412%
50	190,327,486.70	5.8438%
51	184,306,848.46	5.8455%
52	178,482,740.48	5.8492%
53	172,848,583.59	5.8520%
54	167,398,022.92	5.8547%
55	162,124,920.23	5.8568%
56	157,023,346.31	5.8596%
57	152,087,573.90	5.8619%
58	147,312,070.62	5.8645%
59	142,691,492.30	5.8698%
60	138,220,342.52	5.9014%

F R I E D M A N    B I L L I N G S    R A M S E Y

First NLC Trust 2005-4 Mortgage-Backed Certificates, Series 2005-4
Series Term Sheet
Page 13	December 12, 2005

F. Excess Spread Schedule

Excess Spread (1)(2)

Period	FWD 1 Month LIBOR %	FWD 6 Month LIBOR %	Excess Spread Static LIBOR (%)	Excess Spread Forward LIBOR (%)
1	4.4395	4.7429	NA	NA
2	4.5257	4.8282	2.334	2.332
3	4.6542	4.9005	2.802	2.798
4	4.7591	4.9427	2.332	2.327
5	4.9281	4.9699	2.487	2.481
6	4.8773	4.9636	2.329	2.324
7	4.9113	4.9514	2.483	2.478
8	4.9634	4.9353	2.325	2.319
9	4.8977	4.9095	2.322	2.318
10	4.9254	4.8934	2.476	2.472
11	4.8879	4.8812	2.316	2.313
12	4.8097	4.8692	2.470	2.468
13	4.8164	4.8756	2.310	2.307
14	4.8226	4.8814	2.306	2.304
15	4.8280	4.8870	2.775	2.773
16	4.8351	4.8942	2.299	2.297
17	4.8410	4.8987	2.453	2.451
18	4.8483	4.9041	2.292	2.290
19	4.8534	4.9077	2.446	2.444
20	4.8591	4.9102	2.285	2.283
21	4.8653	4.9127	2.284	2.282
22	4.8702	4.9144	2.441	2.439
23	4.8756	4.9166	2.283	2.287
24	4.8535	4.9180	3.562	3.564
25	4.8566	4.9220	3.495	3.093
26	4.8602	4.9247	3.670	3.266
27	4.8618	4.9280	3.978	3.600
28	4.8650	4.9319	3.653	3.247
29	4.8672	4.9343	3.806	3.412
30	4.8700	4.9382	4.017	3.680
31	4.8721	4.9424	4.202	3.883
32	4.8754	4.9479	4.096	3.774
33	4.8770	4.9541	4.090	3.768
34	4.8785	4.9579	4.244	3.935
35	4.8812	4.9631	4.079	3.754
36	4.9416	4.9689	4.946	4.593
37	4.9463	4.9714	4.843	4.472
38	4.9506	4.9736	4.784	4.395
39	4.9536	4.9763	5.309	4.964
40	4.9585	4.9795	4.854	4.457
41	4.9632	4.9813	5.032	4.645
42	4.9665	4.9842	5.147	4.798
43	4.9694	5.0012	5.333	5.003
44	4.9736	5.0205	5.213	4.872
45	4.9767	5.0414	5.208	4.864
46	4.9794	5.0583	5.364	5.033
47	4.9829	5.0788	5.198	4.846
48	5.0086	5.1005	5.353	5.065
49	5.0133	5.1047	5.186	4.882
50	5.0162	5.1087	5.180	4.882
51	5.0182	5.1130	5.655	5.407
52	5.0223	5.1178	5.168	4.862
53	5.0254	5.1213	5.322	5.030
54	5.0283	5.1252	5.154	4.854
55	5.0307	5.1220	5.304	5.019
56	5.0337	5.1196	5.133	4.827
57	5.0363	5.1149	5.122	4.813
58	5.0392	5.1100	5.272	4.977
59	5.0419	5.1060	5.106	4.789
60	5.0462	5.1012	5.268	4.952
61	5.0491	5.1030	5.102	4.762
62	5.0508	5.1045	5.096	4.752
63	5.0516	5.1059	5.567	5.279
64	5.0551	5.1084	5.077	4.727
65	5.0558	5.1102	5.230	4.898
66	5.0576	5.1111	5.065	4.717
67	5.0594	5.1138	5.217	4.886
68	5.0605	5.1180	5.049	4.697
69	5.0616	5.1202	5.039	4.686
70	5.0628	5.1223	5.190	4.854
71	5.0645	5.1257	5.020	4.662
72	5.0691	5.1279	5.171	4.836
73	5.0703	5.1290	5.001	4.645
74	5.0711	5.1293	4.991	4.635
75	5.0711	5.1298	5.302	4.984
76	5.0724	5.1316	4.971	4.612

(1)	Assumes the Pricing Prepayment Speed to the Optional Termination Date.
(2)	Calculated as (a) interest collections on the Mortgage Loans (net of the Servicing Fee and Master Servicing Fee) and payments received from the Cap Agreement, less the aggregate amount of interest due on the Offered Certificates divided by (b) the aggregate principal balance of the Mortgage Loans as of the first day of the Due Period, multiplied by 12.

F R I E D M A N    B I L L I N G S    R A M S E Y

First NLC Trust 2005-4 Mortgage-Backed Certificates, Series 2005-4
Series Term Sheet
Page 14	December 12, 2005

G. Breakeven Losses

			Static LIBOR		Forward LIBOR
Class	Moody’s	S&P	Break CDR(1)	Cumulative Losses(2)	Break CDR(1)	Cumulative Losses(2)
M-1	Aa1	AA+	36.01	24.48%	35.67	24.35%
M-2	Aa2	AA+	28.73	21.40%	28.35	21.23%
M-3	Aa3	AA+	24.92	19.55%	24.53	19.35%
M-4	A1	AA+	21.91	17.94%	21.51	17.71%
M-5	A2	AA	19.13	16.32%	18.72	16.07%
M-6	A3	AA	16.69	14.78%	16.27	14.51%
M-7	Baa1	AA-	14.47	13.28%	14.04	12.98%
M-8	Baa2	A+	12.79	12.07%	12.38	11.77%
M-9	Baa3	A	11.31	10.95%	10.89	10.62%
M-10	Ba1	A-	9.95	9.86%	9.56	9.54%
M-11	Ba2	BBB+	9.12	9.17%	8.76	8.87%

(1)	The “Break CDR” is the percentage of CDR that creates first dollar of principal loss on the related bond.
(2)	As a percentage of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date.

Assumptions:

40% severity

12 Month Lag

Triggers Set to Fail

Run to maturity

Defaults are in addition to prepays

Prepays according to Pricing Speed

Principal and interest advanced on all defaulted loans

F R I E D M A N    B I L L I N G S    R A M S E Y

First NLC Trust 2005-4 Mortgage-Backed Certificates, Series 2005-4
Series Term Sheet
Page 15	December 12, 2005

H. Computational Items

	Bond Summary - To Call					Bond Summary - To Maturity
% of PPC	50	75	100	125	150	50	75	100	125	150
Class A-1
WAL (yrs)	1.49	1.16	0.96	0.83	0.75	1.49	1.16	0.96	0.83	0.75
Modified Duration (yrs)	1.42	1.12	0.93	0.81	0.73	1.42	1.12	0.93	0.81	0.73
Principal Window (mths)	1 - 31	1 - 23	1 - 19	1 - 16	1 - 14	1 - 31	1 - 23	1 - 19	1 - 16	1 - 14

Class A-2
WAL (yrs)	3.64	2.51	2.00	1.72	1.50	3.64	2.51	2.00	1.72	1.50
Modified Duration (yrs)	3.31	2.35	1.89	1.64	1.44	3.31	2.35	1.89	1.64	1.44
Principal Window (mths)	31 - 64	23 - 43	19 - 29	16 - 24	14 - 22	31 - 64	23 - 43	19 - 29	16 - 24	14 - 22

Class A-3
WAL (yrs)	7.33	4.90	3.00	2.23	1.97	7.33	4.90	3.00	2.23	1.97
Modified Duration (yrs)	6.11	4.32	2.77	2.10	1.87	6.11	4.32	2.77	2.10	1.87
Principal Window (mths)	64 - 120	43 - 80	29 - 59	24 - 30	22 - 25	64 - 120	43 - 80	29 - 59	24 - 30	22 - 25

Class A-4
WAL (yrs)	12.19	8.15	6.00	2.83	2.25	14.70	10.07	7.45	3.01	2.25
Modified Duration (yrs)	9.09	6.66	5.16	2.62	2.12	10.23	7.76	6.11	2.74	2.12
Principal Window (mths)	120 - 154	80 - 103	59 - 76	30 - 59	25 - 29	120 - 309	80 - 228	59 - 175	30 - 137	25 - 29

Class M-1
WAL (yrs)	8.53	5.73	4.85	4.93	3.90	9.37	6.36	5.33	7.25	6.06
Modified Duration (yrs)	6.73	4.86	4.25	4.32	3.51	7.10	5.22	4.56	5.99	5.14
Principal Window (mths)	51 - 154	38 -103	48 - 76	59 - 59	29 - 47	51 - 280	38 - 199	48 - 151	67 - 125	29 - 110

Class M-2
WAL (yrs)	8.53	5.72	4.67	4.85	3.89	9.36	6.34	5.13	5.34	4.34
Modified Duration (yrs)	6.71	4.85	4.10	4.26	3.50	7.08	5.20	4.40	4.62	3.85
Principal Window (mths)	51 - 154	38 - 103	44 - 76	54 - 59	44 - 47	51 - 272	38 - 192	44 - 146	54 - 113	44 - 91

Class M-3
WAL (yrs)	8.53	5.72	4.58	4.48	3.62	9.34	6.33	5.03	4.83	3.90
Modified Duration (yrs)	6.70	4.84	4.02	3.96	3.27	7.06	5.19	4.31	4.21	3.49
Principal Window (mths)	51 - 154	38 - 103	43 - 76	50 - 59	41 - 47	51 - 263	38 - 184	43 - 139	50 - 108	41 - 87

Class M-4
WAL (yrs)	8.53	5.72	4.53	4.27	3.44	9.32	6.32	4.97	4.61	3.71
Modified Duration (yrs)	6.63	4.80	3.96	3.78	3.11	6.98	5.14	4.24	4.02	3.31
Principal Window (mths)	51 - 154	37 - 103	42 - 76	47 - 59	38 - 47	51 - 256	37 - 179	42 - 135	47 - 105	38 - 84

Class M-5
WAL (yrs)	8.53	5.72	4.49	4.12	3.32	9.30	6.30	4.92	4.45	3.58
Modified Duration (yrs)	6.62	4.79	3.92	3.66	3.01	6.95	5.12	4.20	3.89	3.21
Principal Window (mths)	51 - 154	37 - 103	41 - 76	45 - 59	36 - 47	51 - 249	37 - 177	41 - 131	45 - 101	36 - 81

Class M-6
WAL (yrs)	8.53	5.72	4.46	4.01	3.23	9.27	6.28	4.87	4.33	3.48
Modified Duration (yrs)	6.60	4.78	3.89	3.56	2.93	6.92	5.10	4.16	3.79	3.12
Principal Window (mths)	51 - 154	37 - 103	40 - 76	43 - 59	35 - 47	51 - 241	37 - 170	40 - 126	43 - 98	35 - 78

F R I E D M A N    B I L L I N G S    R A M S E Y

First NLC Trust 2005-4 Mortgage-Backed Certificates, Series 2005-4
Series Term Sheet
Page 16	December 12, 2005

	Bond Summary - To Call					Bond Summary - To Maturity
% of PPC	50	75	100	125	150	50	75	100	125	150
Class M-7
WAL (yrs)	8.53	5.72	4.44	3.93	3.16	9.23	6.25	4.83	4.23	3.40
Modified Duration (yrs)	6.21	4.58	3.74	3.39	2.80	6.47	4.84	3.97	3.59	2.97
Principal Window (mths)	51 - 154	37 - 103	39 - 76	42 - 59	34 - 47	51 - 233	37 - 163	39 - 121	42 - 93	34 - 75

Class M-8
WAL (yrs)	8.53	5.72	4.43	3.87	3.11	9.18	6.21	4.79	4.15	3.33
Modified Duration (yrs)	6.21	4.58	3.73	3.34	2.75	6.46	4.83	3.94	3.53	2.91
Principal Window (mths)	51 - 154	37 - 103	39 - 76	41 - 59	33 - 47	51 - 224	37 - 156	39 - 115	41 - 89	33 - 71

Class M-9
WAL (yrs)	8.53	5.72	4.41	3.83	3.07	9.12	6.16	4.74	4.07	3.27
Modified Duration (yrs)	6.21	4.58	3.72	3.31	2.72	6.44	4.81	3.91	3.47	2.87
Principal Window (mths)	51 - 154	37 - 103	38 - 76	40 - 59	32 - 47	51 - 214	37 - 149	38 - 110	40 - 85	32 - 68

Class M-10
WAL (yrs)	8.53	5.72	4.40	3.79	3.05	9.03	6.10	4.68	3.99	3.22
Modified Duration (yrs)	6.21	4.58	3.71	3.27	2.70	6.41	4.78	3.88	3.42	2.83
Principal Window (mths)	51 - 154	37 - 103	38 - 76	39 - 59	31 - 47	51 - 203	37 - 140	38 - 103	39 - 80	31 - 64

Class M-11
WAL (yrs)	8.53	5.72	4.40	3.76	3.00	8.91	6.00	4.61	3.92	3.13
Modified Duration (yrs)	6.21	4.58	3.71	3.25	2.67	6.36	4.73	3.83	3.36	2.76
Principal Window (mths)	51 - 154	37 - 103	38 - 76	38 - 59	31 - 47	51 - 189	37 - 130	38 - 96	38 - 74	31 - 59

F R I E D M A N    B I L L I N G S    R A M S E Y

First NLC Trust 2005-4 Mortgage-Backed Certificates, Series 2005-4
Series Term Sheet
Page 17	December 12, 2005

I. The Initial Mortgage Loans

Information with respect to the Initial Mortgage Loans expected to be included in the mortgage pool is set forth below. Prior to the Closing Date, Initial Mortgage Loans may be removed from the mortgage pool and other loans may be substituted therefore. FBR believes that the information set forth herein with respect to the mortgage pool is representative of the final mortgage pool as of the Cut-off Date, although some characteristics of the Mortgage Loans in the final mortgage pool may vary.

Aggregate Initial Mortgage Loan Statistics

As of December 1, 2005

		Minimum	Maximum
Scheduled Principal Balance	$774,278,089.17	$13,000.00	$720,000.00
Average Scheduled Principal Balance	$181,457.25
Number of Mortgage Loans	4,267

Weighted Average Gross Coupon	7.684%	5.500%	13.690%
Weighted Average FICO Score	629	500	813
Weighted Average Original LTV	81.03%	15.80%	100.00%

Weighted Average Original Term	353 months	120 months	360 months
Weighted Average Stated Remaining Term	352 months	119 months	360 months
Weighted Average Seasoning	1 months	0 months	13 months

ARM Characteristics
Weighted Average Gross Margin	6.863%	3.300%	10.390%
Weighted Average Minimum Interest Rate	7.520%	5.500%	10.840%
Weighted Average Maximum Interest Rate	14.437%	8.850%	17.840%
Weighted Average Initial Rate Cap	2.999%	1.000%	5.000%
Weighted Average Subsequent Rate Cap	1.460%	1.000%	6.000%
Weighted Average Months to Roll	28 months	17 months	60 months
Maturity Date		November 1, 2015	January 1, 2036
Maximum Zip Code Concentration	0.45%	02909

Note: Original LTV is calculated using LTV with respect to first lien mortgages and CLTV with respect to second lien mortgages.

F R I E D M A N    B I L L I N G S    R A M S E Y

First NLC Trust 2005-4, Mortgage-Backed Certificates, Series 2005-4
Series Term Sheet
Page 18	December 12, 2005

Aggregate Initial Mortgage Loans

Range of Mortgage Rates (%)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
5.001 - 5.500	3	$1,273,494.35	0.16%	5.500%	666	80.00%
5.501 - 6.000	44	11,425,447.76	1.48	5.903	673	79.40
6.001 - 6.500	293	71,792,689.68	9.27	6.360	661	77.37
6.501 - 7.000	689	158,244,074.42	20.44	6.839	652	78.98
7.001 - 7.500	727	164,051,190.96	21.19	7.302	640	79.46
7.501 - 8.000	752	152,886,638.27	19.75	7.792	615	80.79
8.001 - 8.500	455	79,982,870.03	10.33	8.296	597	81.54
8.501 - 9.000	379	60,147,138.43	7.77	8.782	579	81.85
9.001 - 9.500	201	25,189,891.03	3.25	9.296	582	85.06
9.501 - 10.000	201	19,487,289.16	2.52	9.796	613	90.76
10.001 - 10.500	151	10,270,251.17	1.33	10.264	656	97.50
10.501 - 11.000	127	7,535,179.10	0.97	10.798	643	97.76
11.001 - 11.500	63	3,309,652.18	0.43	11.304	644	99.30
11.501 - 12.000	56	2,963,152.13	0.38	11.798	636	99.37
12.001 - 12.500	93	4,123,239.53	0.53	12.241	625	99.95
12.501 - 13.000	28	1,400,466.54	0.18	12.768	636	99.75
13.001 - 13.500	2	57,794.43	0.01	13.152	622	99.60
13.501 - 14.000	3	137,630.00	0.02	13.671	641	100.00

Total	4,267	$774,278,089.17	100.00%	7.684%	629	81.03%

Range of Outstanding Principal Balances ($)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
0.01 - 50,000.00	342	$11,631,952.85	1.50%	10.717%	645	95.85%
50,000.01 - 100,000.00	888	68,154,735.10	8.80	8.901	616	84.60
100,000.01 - 150,000.00	844	105,642,908.94	13.64	7.920	612	80.38
150,000.01 - 200,000.00	666	116,532,553.28	15.05	7.740	622	80.37
200,000.01 - 250,000.00	514	115,127,389.52	14.87	7.447	632	80.35
250,000.01 - 300,000.00	377	103,457,119.17	13.36	7.414	635	80.45
300,000.01 - 350,000.00	213	68,969,760.90	8.91	7.316	633	80.01
350,000.01 - 400,000.00	167	62,417,002.51	8.06	7.400	635	80.54
400,000.01 - 450,000.00	108	46,211,938.63	5.97	7.359	639	80.25
450,000.01 - 500,000.00	87	41,714,449.08	5.39	7.223	644	80.63
500,000.01 - 550,000.00	28	14,642,106.88	1.89	7.338	629	83.05
550,000.01 - 600,000.00	22	12,628,718.33	1.63	7.058	653	82.62
600,000.01 - 650,000.00	8	5,028,453.98	0.65	7.169	653	76.56
650,000.01 - 700,000.00	1	679,000.00	0.09	6.750	657	84.98
700,000.01 - 750,000.00	2	1,440,000.00	0.19	6.873	635	72.73

Total	4,267	$774,278,089.17	100.00%	7.684%	629	81.03%

F R I E D M A N    B I L L I N G S    R A M S E Y

First NLC Trust 2005-4, Mortgage-Backed Certificates, Series 2005-4
Series Term Sheet
Page 19	December 12, 2005

Aggregate Initial Mortgage Loans

Loan Types	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
ARM 2/28	883	$181,678,905.62	23.46%	7.683%	613	80.25%
ARM 3/27	1,033	172,477,467.70	22.28	7.874	604	80.09
ARM 2/28 60 Month IO	590	166,081,047.08	21.45	7.131	658	80.47
30 Year Fixed	769	94,651,028.17	12.22	8.091	628	81.53
ARM 3/27 60 Month IO	234	58,875,885.84	7.60	7.150	652	81.80
ARM 2/28 Balloon 40/30	105	26,165,349.09	3.38	7.520	619	79.90
30 Year Fixed Balloon 30/15	371	21,525,928.52	2.78	10.768	664	99.56
ARM 3/27 Balloon 40/30	86	20,328,693.14	2.63	7.511	629	81.32
30 Year Fixed Balloon 40/30	39	8,451,869.15	1.09	7.713	619	78.31
30 Year Fixed 60 Month IO	35	8,189,843.64	1.06	7.000	666	77.98
ARM 5/25 60 Month IO	19	5,140,493.34	0.66	6.807	664	83.09
15 Year Fixed	44	4,616,000.87	0.60	7.650	617	74.31
20 Year Fixed	47	4,022,486.44	0.52	8.719	633	81.36
ARM 5/25	8	1,742,090.57	0.22	7.253	661	77.93
10 Year Fixed	3	190,000.00	0.02	8.018	632	58.27
25 Year Fixed	1	141,000.00	0.02	7.990	607	100.00

Total	4,267	$774,278,089.17	100.00%	7.684%	629	81.03%

Rate Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Adjustable Fully Amortizing	2,767	$585,995,890.15	75.68%	7.520%	628	80.44%
Fixed Fully Amortizing	899	111,810,359.12	14.44	8.015	630	80.95
Adjustable Balloon	191	46,494,042.23	6.00	7.516	623	80.52
Fixed Balloon	410	29,977,797.67	3.87	9.907	651	93.57

Total	4,267	$774,278,089.17	100.00%	7.684%	629	81.03%

Interest Only Terms (Months)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
None	3,389	$535,990,819.27	69.22%	7.933%	616	81.14%
60	878	238,287,269.90	30.78	7.124	657	80.77

Total	4,267	$774,278,089.17	100.00%	7.684%	629	81.03%

Range of Remaining Terms To Maturity (Months)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
109 - 120	3	$190,000.00	0.02%	8.018%	632	58.27%
157 - 168	1	46,029.81	0.01	9.500	673	99.99
169 - 180	414	26,095,899.58	3.37	10.219	656	95.09
229 - 240	47	4,022,486.44	0.52	8.719	633	81.36
289 - 300	1	141,000.00	0.02	7.990	607	100.00
337 - 348	2	162,237.58	0.02	9.293	686	99.99
349 - 360	3,799	743,620,435.76	96.04	7.589	628	80.53

Total	4,267	$774,278,089.17	100.00%	7.684%	629	81.03%

F R I E D M A N    B I L L I N G S    R A M S E Y

First NLC Trust 2005-4, Mortgage-Backed Certificates, Series 2005-4
Series Term Sheet
Page 20	December 12, 2005

Aggregate Initial Mortgage Loans

Mortgage Loan Age (Months)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
0	2,137	$375,842,844.00	48.54%	7.847%	629	81.35%
1	1,126	221,895,104.72	28.66	7.480	628	79.51
2	545	107,819,366.33	13.93	7.466	630	81.36
3	201	31,748,675.67	4.10	7.645	629	82.50
4	150	21,245,242.25	2.74	7.905	620	83.61
5	61	10,193,425.41	1.32	7.565	620	83.47
6	9	1,180,319.08	0.15	8.568	594	82.94
7	13	2,191,833.82	0.28	7.757	637	87.89
8	4	323,062.93	0.04	8.720	620	86.59
9	3	236,009.18	0.03	9.891	622	99.74
10	12	1,056,900.78	0.14	9.692	672	97.29
11	3	337,037.61	0.04	9.755	685	99.71
12	2	122,010.68	0.02	9.578	667	100.00
13	1	86,256.71	0.01	9.000	706	99.99

Total	4,267	$774,278,089.17	100.00%	7.684%	629	81.03%

Lien Position	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
1	3,620	$736,331,431.41	95.10%	7.529%	627	80.07%
2	647	37,946,657.76	4.90	10.696	661	99.60

Total	4,267	$774,278,089.17	100.00%	7.684%	629	81.03%

Range of Original Loan-to-Value Ratios (%)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
15.01 - 20.00	2	$172,437.00	0.02%	7.332%	601	17.20%
20.01 - 25.00	5	479,773.27	0.06	8.503	548	22.81
25.01 - 30.00	4	564,000.00	0.07	7.971	583	28.56
30.01 - 35.00	13	1,381,205.07	0.18	7.460	597	32.72
35.01 - 40.00	11	1,204,935.43	0.16	7.835	580	37.72
40.01 - 45.00	18	2,793,078.92	0.36	7.562	612	42.92
45.01 - 50.00	33	5,250,007.03	0.68	7.313	584	47.96
50.01 - 55.00	33	5,806,171.37	0.75	7.406	596	52.18
55.01 - 60.00	68	11,988,141.82	1.55	7.350	600	58.23
60.01 - 65.00	91	16,778,934.85	2.17	7.509	587	63.50
65.01 - 70.00	171	33,536,337.52	4.33	7.425	586	68.55
70.01 - 75.00	307	60,712,237.05	7.84	7.534	597	73.87
75.01 - 80.00	1,802	384,629,053.85	49.68	7.365	640	79.75
80.01 - 85.00	311	61,862,054.15	7.99	7.762	616	84.40
85.01 - 90.00	488	97,769,862.18	12.63	7.819	625	89.59
90.01 - 95.00	181	33,891,183.67	4.38	7.924	647	94.34
95.01 - 100.00	729	55,458,675.99	7.16	9.934	654	99.89

Total	4,267	$774,278,089.17	100.00%	7.684%	629	81.03%

F R I E D M A N    B I L L I N G S    R A M S E Y

First NLC Trust 2005-4, Mortgage-Backed Certificates, Series 2005-4
Series Term Sheet
Page 21	December 12, 2005

Aggregate Initial Mortgage Loans

Range of Credit Scores	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
500 - 519	181	$27,181,648.46	3.51%	8.525%	509	72.49%
520 - 539	213	34,723,241.24	4.48	8.433	530	74.79
540 - 559	274	47,821,259.39	6.18	8.224	549	76.76
560 - 579	265	44,906,877.09	5.80	7.993	570	78.57
580 - 599	342	65,213,554.10	8.42	7.800	590	83.02
600 - 619	514	91,600,117.24	11.83	7.696	609	81.39
620 - 639	754	128,687,625.88	16.62	7.785	630	81.69
640 - 659	590	114,205,473.95	14.75	7.457	649	81.84
660 - 679	456	85,397,307.56	11.03	7.359	669	82.46
680 - 699	273	53,953,188.78	6.97	7.224	689	83.13
700 - 719	167	34,006,367.01	4.39	7.306	709	83.62
720 - 739	121	23,360,027.72	3.02	7.210	729	83.36
740 - 759	61	11,264,506.45	1.45	7.374	750	83.11
760 - 779	34	6,990,814.60	0.90	7.309	769	82.45
780 - 799	16	3,436,650.00	0.44	7.350	787	81.58
800 - 819	6	1,529,429.70	0.20	7.259	805	85.44

Total	4,267	$774,278,089.17	100.00%	7.684%	629	81.03%

Loan Purpose	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Cashout	2,396	$449,676,691.45	58.08%	7.647%	611	79.39%
Purchase	1,771	309,085,302.42	39.92	7.728	655	83.31
Rate/Term Refinance	100	15,516,095.30	2.00	7.884	616	82.99

Total	4,267	$774,278,089.17	100.00%	7.684%	629	81.03%

Property Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Single Family	3,602	$649,594,637.02	83.90%	7.657%	625	80.97%
Condo	242	38,460,774.42	4.97	7.833	643	80.67
Duplex	136	28,905,277.12	3.73	7.752	646	81.04
Townhouse	156	28,422,982.59	3.67	7.629	642	82.06
3-4 Unit	123	27,844,270.03	3.60	8.083	669	81.88
Row Home	4	473,710.23	0.06	7.255	616	81.53
Manufactured	3	470,096.42	0.06	7.540	563	67.54
PUD	1	106,341.34	0.01	12.190	659	100.00

Total	4,267	$774,278,089.17	100.00%	7.684%	629	81.03%

Documentation Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Stated	2,251	$440,987,385.51	56.95%	7.755%	642	81.07%
Full	1,996	331,582,082.32	42.82	7.577	611	80.88
NIV	20	1,708,621.34	0.22	9.850	663	98.33

Total	4,267	$774,278,089.17	100.00%	7.684%	629	81.03%

F R I E D M A N    B I L L I N G S    R A M S E Y

First NLC Trust 2005-4, Mortgage-Backed Certificates, Series 2005-4
Series Term Sheet
Page 22	December 12, 2005

Aggregate Initial Mortgage Loans

Occupancy Status	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Owner Occupied	4,118	$750,172,387.79	96.89%	7.681%	628	81.09%
Non-Owner Occupied	149	24,105,701.38	3.11	7.780	654	79.02

Total	4,267	$774,278,089.17	100.00%	7.684%	629	81.03%

Credit Grade	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
A	2,479	$463,043,067.66	59.80%	7.473%	666	82.33%
B	1,250	224,874,045.76	29.04	7.839	590	80.91
C	538	86,360,975.75	11.15	8.409	528	74.36

Total	4,267	$774,278,089.17	100.00%	7.684%	629	81.03%

State	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
California	830	$224,086,776.85	28.94%	7.411%	639	79.55%
Florida	791	132,408,430.25	17.10	7.749	630	80.63
Illinois	531	96,714,882.06	12.49	7.663	633	82.12
Maryland	190	40,314,614.10	5.21	7.509	622	79.97
Massachusetts	104	23,436,202.09	3.03	7.705	642	82.16
Texas	225	22,798,668.12	2.94	7.913	607	81.24
Arizona	132	21,850,550.45	2.82	7.662	624	81.42
Virginia	96	20,620,051.71	2.66	7.788	620	80.91
Michigan	176	20,300,571.94	2.62	8.388	611	84.62
New Jersey	76	16,503,014.09	2.13	7.803	619	80.31
Pennsylvania	133	16,147,720.02	2.09	8.044	599	82.08
Nevada	73	13,362,483.27	1.73	7.481	633	81.22
Washington	74	13,324,469.21	1.72	7.657	607	81.99
New York	44	12,388,200.33	1.60	7.518	620	79.55
North Carolina	105	11,749,394.70	1.52	8.095	612	84.88
Wisconsin	100	11,562,326.19	1.49	8.415	615	83.49
Georgia	89	10,564,521.66	1.36	8.131	603	82.91
Rhode Island	54	9,736,007.61	1.26	8.017	648	81.70
Oregon	45	7,848,142.43	1.01	7.306	631	81.41
Tennessee	70	7,625,805.01	0.98	8.320	612	85.14
Indiana	73	6,548,593.39	0.85	8.464	608	86.79
Minnesota	36	5,880,865.92	0.76	7.957	616	84.55
Connecticut	31	5,596,753.80	0.72	8.008	630	80.85
Ohio	41	4,162,922.38	0.54	8.121	612	85.49
Colorado	34	3,947,969.94	0.51	7.767	625	83.80
Hawaii	12	3,761,443.00	0.49	6.717	670	70.36
Missouri	20	1,917,281.40	0.25	8.461	589	82.95
Kentucky	13	1,464,690.76	0.19	8.410	592	85.31
Idaho	12	1,405,883.21	0.18	8.175	592	83.70
Utah	9	1,080,700.74	0.14	7.781	636	82.94
Nebraska	13	1,067,809.50	0.14	8.728	615	85.70
Kansas	5	752,500.00	0.10	8.765	628	87.51
Iowa	6	684,474.15	0.09	8.940	596	87.01
Delaware	4	631,400.00	0.08	7.953	645	82.24
New Hampshire	3	493,477.55	0.06	7.547	621	73.06
Louisiana	4	452,600.00	0.06	8.548	591	84.62
New Mexico	4	435,192.86	0.06	7.056	599	75.50
Oklahoma	2	177,344.40	0.02	7.509	596	84.47
South Carolina	3	164,454.08	0.02	10.863	612	90.42
Arkansas	1	134,300.00	0.02	7.990	560	67.15
South Dakota	2	110,000.00	0.01	7.502	709	84.00
Wyoming	1	64,600.00	0.01	9.500	571	95.00

Total	4,267	$774,278,089.17	100.00%	7.684%	629	81.03%

F R I E D M A N    B I L L I N G S    R A M S E Y

First NLC Trust 2005-4, Mortgage-Backed Certificates, Series 2005-4
Series Term Sheet
Page 23	December 12, 2005

Aggregate Initial Mortgage Loans

Prepayment Penalty Term (Months)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
None	1,398	$221,250,244.03	28.58%	7.899%	626	82.06%
12	235	55,933,948.81	7.22	7.643	638	80.84
24	1,247	277,213,260.24	35.80	7.436	633	80.39
36	1,387	219,880,636.09	28.40	7.790	623	80.83

Total	4,267	$774,278,089.17	100.00%	7.684%	629	81.03%

F R I E D M A N    B I L L I N G S    R A M S E Y

First NLC Trust 2005-4, Mortgage-Backed Certificates, Series 2005-4
Series Term Sheet
Page 24	December 12, 2005

Fixed Rate Initial Mortgage Loan Statistics

As of December 1, 2005

		Minimum	Maximum
Scheduled Principal Balance	$141,788,156.79	$13,000.00	$636,000.00
Average Scheduled Principal Balance	$108,317.92
Number of Mortgage Loans	1,309

Weighted Average Gross Coupon	8.415%	5.875%	13.690%
Weighted Average FICO Score	635	501	813
Weighted Average Original LTV	83.62%	15.80%	100.00%

Weighted Average Original Term	323 months	120 months	360 months
Weighted Average Stated Remaining Term	322 months	119 months	360 months
Weighted Average Seasoning	1 months	0 months	13 months

Maturity Date		November 1, 2015	December 1, 2035
Maximum Zip Code Concentration	0.59%	33147

Note: Original LTV is calculated using LTV with respect to first lien mortgages and CLTV with respect to second lien mortgages.

F R I E D M A N    B I L L I N G S    R A M S E Y

First NLC Trust 2005-4, Mortgage-Backed Certificates, Series 2005-4
Series Term Sheet
Page 25	December 12, 2005

Fixed Rate Initial Mortgage Loans

Range of Mortgage Rates (%)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
5.501 - 6.000	3	$682,137.23	0.48%	5.966%	672	78.92%
6.001 - 6.500	54	11,670,129.40	8.23	6.411	663	74.12
6.501 - 7.000	143	25,504,694.75	17.99	6.830	654	75.25
7.001 - 7.500	123	20,112,658.74	14.19	7.320	633	76.18
7.501 - 8.000	121	18,625,900.12	13.14	7.781	609	79.98
8.001 - 8.500	86	11,375,004.80	8.02	8.314	604	81.61
8.501 - 9.000	69	8,508,519.28	6.00	8.786	592	81.24
9.001 - 9.500	67	6,188,302.65	4.36	9.324	607	86.52
9.501 - 10.000	140	11,089,521.12	7.82	9.822	653	95.91
10.001 - 10.500	137	8,841,813.52	6.24	10.273	667	98.92
10.501 - 11.000	121	7,197,540.37	5.08	10.804	647	98.40
11.001 - 11.500	63	3,309,652.18	2.33	11.304	644	99.30
11.501 - 12.000	56	2,963,152.13	2.09	11.798	636	99.37
12.001 - 12.500	93	4,123,239.53	2.91	12.241	625	99.95
12.501 - 13.000	28	1,400,466.54	0.99	12.768	636	99.75
13.001 - 13.500	2	57,794.43	0.04	13.152	622	99.60
13.501 - 14.000	3	137,630.00	0.10	13.671	641	100.00

Total	1,309	$141,788,156.79	100.00%	8.415%	635	83.62%

Range of Outstanding Principal Balances ($)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
0.01 - 50,000.00	322	$10,705,705.69	7.55%	10.874%	649	97.68%
50,000.01 - 100,000.00	470	34,487,060.64	24.32	9.591	638	88.96
100,000.01 - 150,000.00	220	27,245,529.19	19.22	8.187	629	82.56
150,000.01 - 200,000.00	137	24,075,135.80	16.98	8.065	630	81.81
200,000.01 - 250,000.00	78	17,129,664.49	12.08	7.317	634	79.28
250,000.01 - 300,000.00	35	9,793,550.15	6.91	7.357	623	75.98
300,000.01 - 350,000.00	20	6,543,347.85	4.61	7.140	630	77.47
350,000.01 - 400,000.00	9	3,368,413.65	2.38	7.069	667	73.85
400,000.01 - 450,000.00	10	4,286,174.11	3.02	7.353	641	78.37
450,000.01 - 500,000.00	5	2,432,020.50	1.72	6.967	664	83.42
500,000.01 - 550,000.00	2	1,085,554.72	0.77	7.373	596	72.44
600,000.01 - 650,000.00	1	636,000.00	0.45	6.900	669	74.91

Total	1,309	$141,788,156.79	100.00%	8.415%	635	83.62%

Loan Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
30 Year Fixed	769	$94,651,028.17	66.76%	8.091%	628	81.53%
30 Year Fixed Balloon 30/15	371	21,525,928.52	15.18	10.768	664	99.56
30 Year Fixed Balloon 40/30	39	8,451,869.15	5.96	7.713	619	78.31
30 Year Fixed 60 Month IO	35	8,189,843.64	5.78	7.000	666	77.98
15 Year Fixed	44	4,616,000.87	3.26	7.650	617	74.31
20 Year Fixed	47	4,022,486.44	2.84	8.719	633	81.36
10 Year Fixed	3	190,000.00	0.13	8.018	632	58.27
25 Year Fixed	1	141,000.00	0.10	7.990	607	100.00

Total	1,309	$141,788,156.79	100.00%	8.415%	635	83.62%

F R I E D M A N    B I L L I N G S    R A M S E Y

First NLC Trust 2005-4, Mortgage-Backed Certificates, Series 2005-4
Series Term Sheet
Page 26	December 12, 2005

Fixed Rate Initial Mortgage Loans

Rate Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Fixed Fully Amortizing	899	$111,810,359.12	78.86%	8.015%	630	80.95%
Fixed Balloon	410	29,977,797.67	21.14	9.907	651	93.57

Total	1,309	$141,788,156.79	100.00%	8.415%	635	83.62%

Interest Only (Months)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
None	1,274	$133,598,313.15	94.22%	8.502%	633	83.96%
60	35	8,189,843.64	5.78	7.000	666	77.98

Total	1,309	$141,788,156.79	100.00%	8.415%	635	83.62%

Range of Remaining Terms to Maturity (Months)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
109 - 120	3	$190,000.00	0.13%	8.018%	632	58.27%
157 - 168	1	46,029.81	0.03	9.500	673	99.99
169 - 180	414	26,095,899.58	18.40	10.219	656	95.09
229 - 240	47	4,022,486.44	2.84	8.719	633	81.36
289 - 300	1	141,000.00	0.10	7.990	607	100.00
337 - 348	2	162,237.58	0.11	9.293	686	99.99
349 - 360	841	111,130,503.38	78.38	7.980	630	80.99

Total	1,309	$141,788,156.79	100.00%	8.415%	635	83.62%

Mortgage Loan Age (Months)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
0	640	$65,852,560.00	46.44%	8.640%	633	83.40%
1	290	33,960,124.85	23.95	8.031	637	80.97
2	196	25,708,212.46	18.13	7.909	630	83.17
3	69	6,095,784.10	4.30	8.794	648	90.14
4	61	5,994,636.58	4.23	9.116	645	89.64
5	22	1,723,516.84	1.22	9.054	613	85.58
6	5	204,020.13	0.14	10.554	649	100.00
7	3	304,454.56	0.21	10.589	608	96.12
8	2	106,632.31	0.08	10.439	651	99.99
9	3	236,009.18	0.17	9.891	622	99.74
10	12	1,056,900.78	0.75	9.692	672	97.29
11	3	337,037.61	0.24	9.755	685	99.71
12	2	122,010.68	0.09	9.578	667	100.00
13	1	86,256.71	0.06	9.000	706	99.99

Total	1,309	$141,788,156.79	100.00%	8.415%	635	83.62%

Lien Position	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
1	662	$103,841,499.03	73.24%	7.582%	625	77.77%
2	647	37,946,657.76	26.76	10.696	661	99.60

Total	1,309	$141,788,156.79	100.00%	8.415%	635	83.62%

F R I E D M A N    B I L L I N G S    R A M S E Y

First NLC Trust 2005-4, Mortgage-Backed Certificates, Series 2005-4
Series Term Sheet
Page 27	December 12, 2005

Fixed Rate Initial Mortgage Loans

Range of Original Loan-to-Value Ratios (%)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
15.01 - 20.00	1	$92,438.00	0.07%	7.750%	581	15.80%
20.01 - 25.00	2	205,000.00	0.14	8.010	589	22.53
25.01 - 30.00	2	141,000.00	0.10	7.734	645	29.87
30.01 - 35.00	6	750,385.07	0.53	6.923	601	32.48
35.01 - 40.00	3	257,000.00	0.18	7.614	596	38.70
40.01 - 45.00	6	728,425.00	0.51	7.155	659	41.81
45.01 - 50.00	12	1,784,129.65	1.26	6.956	614	48.18
50.01 - 55.00	14	1,899,188.77	1.34	7.405	645	52.23
55.01 - 60.00	18	2,879,292.47	2.03	7.410	639	58.06
60.01 - 65.00	30	5,878,977.96	4.15	7.336	612	63.59
65.01 - 70.00	44	7,477,053.49	5.27	7.273	617	68.35
70.01 - 75.00	82	12,762,303.49	9.00	7.454	610	73.85
75.01 - 80.00	228	34,478,602.65	24.32	7.591	618	79.44
80.01 - 85.00	86	13,376,276.40	9.43	7.636	627	84.10
85.01 - 90.00	82	12,822,942.41	9.04	7.709	647	89.40
90.01 - 95.00	53	5,565,441.40	3.93	8.527	660	94.29
95.01 - 100.00	640	40,689,700.03	28.70	10.488	660	99.92

Total	1,309	$141,788,156.79	100.00%	8.415%	635	83.62%

Range of Credit Scores	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
500 - 519	29	$3,414,539.01	2.41%	8.792%	511	73.31%
520 - 539	30	4,236,363.69	2.99	8.852	530	74.56
540 - 559	49	7,147,945.48	5.04	8.228	550	73.37
560 - 579	58	8,178,024.00	5.77	8.072	571	76.95
580 - 599	79	11,396,510.50	8.04	8.021	590	80.85
600 - 619	161	17,963,994.26	12.67	8.215	610	80.69
620 - 639	298	23,597,719.28	16.64	9.287	630	87.77
640 - 659	187	18,929,885.78	13.35	8.476	649	85.11
660 - 679	176	19,502,826.04	13.75	8.063	669	86.08
680 - 699	97	11,564,380.33	8.16	8.020	689	87.59
700 - 719	54	6,361,307.07	4.49	8.437	708	88.17
720 - 739	43	4,409,990.70	3.11	8.281	729	86.78
740 - 759	25	2,311,537.58	1.63	8.433	749	88.66
760 - 779	17	2,325,048.07	1.64	7.812	767	86.35
780 - 799	4	301,000.00	0.21	10.167	788	100.00
800 - 819	2	147,085.00	0.10	9.087	811	76.09

Total	1,309	$141,788,156.79	100.00%	8.415%	635	83.62%

Loan Purpose	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Cashout	692	$95,044,872.46	67.03%	7.797%	624	78.41%
Purchase	576	42,306,519.72	29.84	9.824	659	94.92
Rate/Term Refinance	41	4,436,764.61	3.13	8.217	639	87.37

Total	1,309	$141,788,156.79	100.00%	8.415%	635	83.62%

F R I E D M A N    B I L L I N G S    R A M S E Y

First NLC Trust 2005-4, Mortgage-Backed Certificates, Series 2005-4
Series Term Sheet
Page 28	December 12, 2005

Fixed Rate Initial Mortgage Loans

Property Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Single Family	1,117	$124,103,493.62	87.53%	8.285%	632	82.89%
Condo	66	4,845,962.08	3.42	9.336	643	87.51
3-4 Unit	46	4,516,862.71	3.19	10.000	674	93.13
Duplex	39	4,399,678.84	3.10	9.004	665	87.04
Townhouse	37	3,461,943.88	2.44	8.921	635	86.89
Row Home	2	236,210.23	0.17	7.021	622	83.08
Manufactured	1	117,664.09	0.08	8.950	597	80.00
PUD	1	106,341.34	0.08	12.190	659	100.00

Total	1,309	$141,788,156.79	100.00%	8.415%	635	83.62%

Documentation Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Full	598	$74,997,499.42	52.89%	7.855%	624	80.19%
Stated	692	65,190,035.59	45.98	9.020	647	87.16
NIV	19	1,600,621.78	1.13	10.043	664	99.94

Total	1,309	$141,788,156.79	100.00%	8.415%	635	83.62%

Occupancy Status	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Owner Occupied	1,270	$136,997,409.53	96.62%	8.431%	635	83.88%
Non-Owner Occupied	39	4,790,747.26	3.38	7.951	638	75.92

Total	1,309	$141,788,156.79	100.00%	8.415%	635	83.62%

Credit Grade	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
A	903	$89,450,779.85	63.09%	8.517%	668	86.80%
B	320	41,165,954.49	29.03	8.130	592	79.47
C	86	11,171,422.45	7.88	8.652	529	73.35

Total	1,309	$141,788,156.79	100.00%	8.415%	635	83.62%

F R I E D M A N    B I L L I N G S    R A M S E Y

First NLC Trust 2005-4, Mortgage-Backed Certificates, Series 2005-4
Series Term Sheet
Page 29	December 12, 2005

Fixed Rate Initial Mortgage Loans

State	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
California	230	$33,673,477.99	23.75%	8.418%	653	84.42%
Florida	267	28,413,850.78	20.04	8.500	629	83.16
Texas	132	12,196,199.33	8.60	7.967	624	81.73
Illinois	124	10,994,521.33	7.75	8.771	637	85.95
Maryland	38	6,325,791.21	4.46	7.971	619	81.36
Pennsylvania	55	6,039,026.38	4.26	7.875	628	82.30
New Jersey	29	4,528,429.57	3.19	8.057	639	83.11
Washington	25	3,188,453.08	2.25	8.034	626	83.50
Michigan	51	3,154,349.59	2.22	9.358	615	88.43
Arizona	31	3,042,054.10	2.15	8.564	625	85.66
Virginia	24	2,707,057.54	1.91	8.391	607	80.73
Massachusetts	22	2,468,201.98	1.74	8.866	638	83.88
New York	12	2,422,122.88	1.71	8.021	640	75.61
Hawaii	9	2,367,243.00	1.67	6.890	656	59.74
Nevada	22	2,342,010.10	1.65	8.207	630	84.04
Georgia	27	2,127,642.05	1.50	8.807	616	85.78
Minnesota	16	2,002,930.17	1.41	8.121	633	84.98
North Carolina	29	1,915,007.41	1.35	9.003	625	87.00
Indiana	25	1,741,355.48	1.23	8.877	621	87.09
Wisconsin	30	1,706,710.02	1.20	9.863	635	91.15
Oregon	14	1,660,365.97	1.17	7.530	650	84.83
Tennessee	19	1,570,480.86	1.11	8.645	616	87.43
Connecticut	10	1,162,012.82	0.82	8.804	597	81.51
Colorado	15	911,743.03	0.64	8.821	644	88.99
Rhode Island	15	868,384.02	0.61	11.856	661	100.00
Ohio	10	497,415.05	0.35	9.348	668	93.69
Nebraska	6	413,409.50	0.29	8.490	640	85.44
Utah	3	362,900.74	0.26	7.910	665	90.96
Kentucky	4	243,893.79	0.17	8.199	629	82.48
Missouri	5	241,780.00	0.17	9.043	632	89.74
Louisiana	2	153,200.00	0.11	9.323	601	88.35
South Carolina	2	85,694.16	0.06	12.264	597	100.00
Idaho	1	81,920.00	0.06	7.625	586	64.00
Delaware	1	70,780.00	0.05	11.700	626	100.00
Iowa	1	41,250.00	0.03	9.625	684	63.46
Kansas	1	30,000.00	0.02	9.590	673	100.00
South Dakota	1	22,000.00	0.02	9.990	709	100.00
New Mexico	1	14,492.86	0.01	9.500	648	89.67

Total	1,309	$141,788,156.79	100.00%	8.415%	635	83.62%

Prepayment Penalty Term (Months)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
None	499	$42,240,900.81	29.79%	8.809%	628	85.65%
12	38	4,287,668.34	3.02	9.152	644	85.40
24	126	13,171,927.68	9.29	9.057	644	88.08
36	646	82,087,659.96	57.89	8.071	636	81.76

Total	1,309	$141,788,156.79	100.00%	8.415%	635	83.62%

F R I E D M A N    B I L L I N G S    R A M S E Y

First NLC Trust 2005-4, Mortgage-Backed Certificates, Series 2005-4
Series Term Sheet
Page 30	December 12, 2005

Adjustable Rate Initial Mortgage Loan Statistics

As of December 1, 2005

			Minimum	Maximum
Scheduled Principal Balance	$632,489,932.38		$38,431.50	$720,000.00
Average Scheduled Principal Balance	$213,823.51
Number of Mortgage Loans	2,958

Weighted Average Gross Coupon	7.520%		5.500%	10.840%
Weighted Average FICO Score	627		500	810
Weighted Average Original LTV	80.45%		18.82%	100.00%

Weighted Average Original Term	360 months		360 months	360 months
Weighted Average Stated Remaining Term	359 months		352 months	360 months
Weighted Average Seasoning	1 months		0 months	8 months

ARM Characteristics
Weighted Average Gross Margin	6.863%		3.300%	10.390%
Weighted Average Minimum Interest Rate	7.520%		5.500%	10.840%
Weighted Average Maximum Interest Rate	14.437%		8.850%	17.840%
Weighted Average Initial Rate Cap	2.999%		1.000%	5.000%
Weighted Average Subsequent Rate Cap	1.460%		1.000%	6.000%
Weighted Average Months to Roll	28 months		17 months	60 months

Maturity Date			April 1, 2035	January 1, 2036
Maximum Zip Code Concentration	0.50%	02909

Note: Original LTV is calculated using LTV with respect to first lien mortgages and CLTV with respect to second lien mortgages.

F R I E D M A N    B I L L I N G S    R A M S E Y

First NLC Trust 2005-4, Mortgage-Backed Certificates, Series 2005-4
Series Term Sheet
Page 31	December 12, 2005

Adjustable Rate Initial Mortgage Loans

Range of Mortgage Rates (%)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
5.001 - 5.500	3	$1,273,494.35	0.20%	5.500%	666	80.00%
5.501 - 6.000	41	10,743,310.53	1.70	5.899	673	79.43
6.001 - 6.500	239	60,122,560.28	9.51	6.350	661	78.00
6.501 - 7.000	546	132,739,379.67	20.99	6.840	652	79.70
7.001 - 7.500	604	143,938,532.22	22.76	7.300	641	79.92
7.501 - 8.000	631	134,260,738.15	21.23	7.793	616	80.90
8.001 - 8.500	369	68,607,865.23	10.85	8.293	596	81.52
8.501 - 9.000	310	51,638,619.15	8.16	8.781	577	81.95
9.001 - 9.500	134	19,001,588.38	3.00	9.287	574	84.58
9.501 - 10.000	61	8,397,768.04	1.33	9.762	560	83.95
10.001 - 10.500	14	1,428,437.65	0.23	10.209	586	88.73
10.501 - 11.000	6	337,638.73	0.05	10.668	551	84.24

Total	2,958	$632,489,932.38	100.00%	7.520%	627	80.45%

Range of Outstanding Principal Balances ($)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
0.01 - 50,000.00	20	$926,247.16	0.15%	8.907%	605	74.74%
50,000.01 - 100,000.00	418	33,667,674.46	5.32	8.195	594	80.13
100,000.01 - 150,000.00	624	78,397,379.75	12.40	7.827	606	79.62
150,000.01 - 200,000.00	529	92,457,417.48	14.62	7.656	620	80.00
200,000.01 - 250,000.00	436	97,997,725.03	15.49	7.470	632	80.54
250,000.01 - 300,000.00	342	93,663,569.02	14.81	7.420	636	80.92
300,000.01 - 350,000.00	193	62,426,413.05	9.87	7.335	633	80.28
350,000.01 - 400,000.00	158	59,048,588.86	9.34	7.419	633	80.92
400,000.01 - 450,000.00	98	41,925,764.52	6.63	7.359	638	80.44
450,000.01 - 500,000.00	82	39,282,428.58	6.21	7.239	643	80.46
500,000.01 - 550,000.00	26	13,556,552.16	2.14	7.335	631	83.90
550,000.01 - 600,000.00	22	12,628,718.33	2.00	7.058	653	82.62
600,000.01 - 650,000.00	7	4,392,453.98	0.69	7.207	651	76.80
650,000.01 - 700,000.00	1	679,000.00	0.11	6.750	657	84.98
700,000.01 - 750,000.00	2	1,440,000.00	0.23	6.873	635	72.73

Total	2,958	$632,489,932.38	100.00%	7.520%	627	80.45%

Loan Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
ARM 2/28	883	$181,678,905.62	28.72%	7.683%	613	80.25%
ARM 3/27	1,033	172,477,467.70	27.27	7.874	604	80.09
ARM 2/28 60 Month IO	590	166,081,047.08	26.26	7.131	658	80.47
ARM 3/27 60 Month IO	234	58,875,885.84	9.31	7.150	652	81.80
ARM 2/28 Balloon 40/30	105	26,165,349.09	4.14	7.520	619	79.90
ARM 3/27 Balloon 40/30	86	20,328,693.14	3.21	7.511	629	81.32
ARM 5/25 60 Month IO	19	5,140,493.34	0.81	6.807	664	83.09
ARM 5/25	8	1,742,090.57	0.28	7.253	661	77.93

Total	2,958	$632,489,932.38	100.00%	7.520%	627	80.45%

F R I E D M A N    B I L L I N G S    R A M S E Y

First NLC Trust 2005-4, Mortgage-Backed Certificates, Series 2005-4
Series Term Sheet
Page 32	December 12, 2005

Adjustable Rate Initial Mortgage Loans

Rate Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Adjustable Fully Amortizing	2,767	$585,995,890.15	92.65%	7.520%	628	80.44%
Adjustable Balloon	191	46,494,042.23	7.35	7.516	623	80.52

Total	2,958	$632,489,932.38	100.00%	7.520%	627	80.45%

Interest Only Terms (Months)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
None	2,115	$402,392,506.12	63.62%	7.744%	611	80.20%
60	843	230,097,426.26	36.38	7.128	657	80.87

Total	2,958	$632,489,932.38	100.00%	7.520%	627	80.45%

Range of Remaining Terms to Maturity (Months)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
349 - 360	2,958	$632,489,932.38	100.00%	7.520%	627	80.45%

Total	2,958	$632,489,932.38	100.00%	7.520%	627	80.45%

Mortgage Loan Age (Months)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
0	1,497	$309,990,284.00	49.01%	7.678%	628	80.92%
1	836	187,934,979.87	29.71	7.380	626	79.25
2	349	82,111,153.87	12.98	7.328	630	80.80
3	132	25,652,891.57	4.06	7.372	624	80.68
4	89	15,250,605.67	2.41	7.429	610	81.24
5	39	8,469,908.57	1.34	7.263	621	83.05
6	4	976,298.95	0.15	8.153	583	79.38
7	10	1,887,379.26	0.30	7.300	642	86.57
8	2	216,430.62	0.03	7.873	605	79.99

Total	2,958	$632,489,932.38	100.00%	7.520%	627	80.45%

Lien Position	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
1	2,958	$632,489,932.38	100.00%	7.520%	627	80.45%

Total	2,958	$632,489,932.38	100.00%	7.520%	627	80.45%

F R I E D M A N    B I L L I N G S    R A M S E Y

First NLC Trust 2005-4, Mortgage-Backed Certificates, Series 2005-4
Series Term Sheet
Page 33	December 12, 2005

Adjustable Rate Initial Mortgage Loans

Range of Original Loan-to-Value Ratios (%)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
15.01 - 20.00	1	$79,999.00	0.01%	6.850%	625	18.82%
20.01 - 25.00	3	274,773.27	0.04	8.871	518	23.02
25.01 - 30.00	2	423,000.00	0.07	8.050	563	28.13
30.01 - 35.00	7	630,820.00	0.10	8.098	592	33.00
35.01 - 40.00	8	947,935.43	0.15	7.895	575	37.45
40.01 - 45.00	12	2,064,653.92	0.33	7.706	596	43.30
45.01 - 50.00	21	3,465,877.38	0.55	7.498	569	47.84
50.01 - 55.00	19	3,906,982.60	0.62	7.407	572	52.16
55.01 - 60.00	50	9,108,849.35	1.44	7.331	588	58.28
60.01 - 65.00	61	10,899,956.89	1.72	7.602	574	63.45
65.01 - 70.00	127	26,059,284.03	4.12	7.468	577	68.61
70.01 - 75.00	225	47,949,933.56	7.58	7.555	593	73.88
75.01 - 80.00	1,574	350,150,451.20	55.36	7.342	642	79.79
80.01 - 85.00	225	48,485,777.75	7.67	7.797	613	84.49
85.01 - 90.00	406	84,946,919.77	13.43	7.835	622	89.62
90.01 - 95.00	128	28,325,742.27	4.48	7.806	645	94.35
95.01 - 100.00	89	14,768,975.96	2.34	8.407	638	99.83

Total	2,958	$632,489,932.38	100.00%	7.520%	627	80.45%

Range of Credit Scores	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
500 - 519	152	$23,767,109.45	3.76%	8.487%	509	72.37%
520 - 539	183	30,486,877.55	4.82	8.375	530	74.82
540 - 559	225	40,673,313.91	6.43	8.223	549	77.36
560 - 579	207	36,728,853.09	5.81	7.975	570	78.93
580 - 599	263	53,817,043.60	8.51	7.753	590	83.48
600 - 619	353	73,636,122.98	11.64	7.569	609	81.56
620 - 639	456	105,089,906.60	16.62	7.447	630	80.32
640 - 659	403	95,275,588.17	15.06	7.255	649	81.19
660 - 679	280	65,894,481.52	10.42	7.150	669	81.39
680 - 699	176	42,388,808.45	6.70	7.007	689	81.91
700 - 719	113	27,645,059.94	4.37	7.046	709	82.57
720 - 739	78	18,950,037.02	3.00	6.961	730	82.57
740 - 759	36	8,952,968.87	1.42	7.100	750	81.68
760 - 779	17	4,665,766.53	0.74	7.059	770	80.51
780 - 799	12	3,135,650.00	0.50	7.080	787	79.81
800 - 819	4	1,382,344.70	0.22	7.065	805	86.44

Total	2,958	$632,489,932.38	100.00%	7.520%	627	80.45%

Loan Purpose	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Cashout	1,704	$354,631,818.99	56.07%	7.606%	608	79.65%
Purchase	1,195	266,778,782.70	42.18	7.395	655	81.47
Rate/Term Refinance	59	11,079,330.69	1.75	7.750	606	81.23

Total	2,958	$632,489,932.38	100.00%	7.520%	627	80.45%

F R I E D M A N    B I L L I N G S    R A M S E Y

First NLC Trust 2005-4, Mortgage-Backed Certificates, Series 2005-4
Series Term Sheet
Page 34	December 12, 2005

Adjustable Rate Initial Mortgage Loans

Property Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Single Family	2,485	$525,491,143.40	83.08%	7.508%	623	80.52%
Condo	176	33,614,812.34	5.31	7.617	643	79.69
Townhouse	119	24,961,038.71	3.95	7.450	643	81.39
Duplex	97	24,505,598.28	3.87	7.528	642	79.96
3-4 Unit	77	23,327,407.32	3.69	7.711	668	79.70
Manufactured	2	352,432.33	0.06	7.070	551	63.38
Row Home	2	237,500.00	0.04	7.489	611	79.99

Total	2,958	$632,489,932.38	100.00%	7.520%	627	80.45%

Documentation Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Stated	1,559	$375,797,349.92	59.42%	7.536%	641	80.01%
Full	1,398	256,584,582.90	40.57	7.496	607	81.09
NIV	1	107,999.56	0.02	6.990	644	74.48

Total	2,958	$632,489,932.38	100.00%	7.520%	627	80.45%

Occupancy Status	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Owner Occupied	2,848	$613,174,978.26	96.95%	7.513%	626	80.47%
Non-Owner Occupied	110	19,314,954.12	3.05	7.737	658	79.79

Total	2,958	$632,489,932.38	100.00%	7.520%	627	80.45%

Credit Grade	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
A	1,576	$373,592,287.81	59.07%	7.224%	666	81.25%
B	930	183,708,091.27	29.05	7.773	590	81.23
C	452	75,189,553.30	11.89	8.373	527	74.51

Total	2,958	$632,489,932.38	100.00%	7.520%	627	80.45%

F R I E D M A N    B I L L I N G S    R A M S E Y

First NLC Trust 2005-4, Mortgage-Backed Certificates, Series 2005-4
Series Term Sheet
Page 35	December 12, 2005

Adjustable Rate Initial Mortgage Loans

State	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
California	600	$190,413,298.86	30.11%	7.233%	637	78.68%
Florida	524	103,994,579.47	16.44	7.544	631	79.93
Illinois	407	85,720,360.73	13.55	7.521	633	81.63
Maryland	152	33,988,822.89	5.37	7.423	623	79.71
Massachusetts	82	20,968,000.11	3.32	7.569	643	81.96
Arizona	101	18,808,496.35	2.97	7.516	624	80.73
Virginia	72	17,912,994.17	2.83	7.697	622	80.93
Michigan	125	17,146,222.35	2.71	8.210	610	83.92
New Jersey	47	11,974,584.52	1.89	7.706	611	79.25
Nevada	51	11,020,473.17	1.74	7.327	634	80.62
Texas	93	10,602,468.79	1.68	7.851	589	80.67
Washington	49	10,136,016.13	1.60	7.538	602	81.51
Pennsylvania	78	10,108,693.64	1.60	8.145	582	81.95
New York	32	9,966,077.45	1.58	7.395	615	80.50
Wisconsin	70	9,855,616.17	1.56	8.164	612	82.17
North Carolina	76	9,834,387.29	1.55	7.919	610	84.47
Rhode Island	39	8,867,623.59	1.40	7.641	646	79.90
Georgia	62	8,436,879.61	1.33	7.960	600	82.19
Oregon	31	6,187,776.46	0.98	7.246	627	80.49
Tennessee	51	6,055,324.15	0.96	8.236	611	84.55
Indiana	48	4,807,237.91	0.76	8.314	604	86.68
Connecticut	21	4,434,740.98	0.70	7.800	639	80.67
Minnesota	20	3,877,935.75	0.61	7.873	608	84.32
Ohio	31	3,665,507.33	0.58	7.955	604	84.37
Colorado	19	3,036,226.91	0.48	7.450	619	82.25
Missouri	15	1,675,501.40	0.26	8.378	583	81.97
Hawaii	3	1,394,200.00	0.22	6.424	694	88.38
Idaho	11	1,323,963.21	0.21	8.209	592	84.92
Kentucky	9	1,220,796.97	0.19	8.453	584	85.88
Kansas	4	722,500.00	0.11	8.731	626	87.00
Utah	6	717,800.00	0.11	7.716	621	78.88
Nebraska	7	654,400.00	0.10	8.879	599	85.86
Iowa	5	643,224.15	0.10	8.896	590	88.52
Delaware	3	560,620.00	0.09	7.480	647	80.00
New Hampshire	3	493,477.55	0.08	7.547	621	73.06
New Mexico	3	420,700.00	0.07	6.972	598	75.01
Louisiana	2	299,400.00	0.05	8.152	586	82.72
Oklahoma	2	177,344.40	0.03	7.509	596	84.47
Arkansas	1	134,300.00	0.02	7.990	560	67.15
South Dakota	1	88,000.00	0.01	6.880	709	80.00
South Carolina	1	78,759.92	0.01	9.340	628	80.00
Wyoming	1	64,600.00	0.01	9.500	571	95.00

Total	2,958	$632,489,932.38	100.00%	7.520%	627	80.45%

Prepayment Penalty Term (Months)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
None	899	$179,009,343.22	28.30%	7.684%	625	81.22%
12	197	51,646,280.47	8.17	7.518	638	80.46
24	1,121	264,041,332.56	41.75	7.355	633	80.01
36	741	137,792,976.13	21.79	7.622	616	80.28

Total	2,958	$632,489,932.38	100.00%	7.520%	627	80.45%

F R I E D M A N    B I L L I N G S    R A M S E Y

First NLC Trust 2005-4, Mortgage-Backed Certificates, Series 2005-4
Series Term Sheet
Page 36	December 12, 2005

Adjustable Rate Initial Mortgage Loans

Range of Gross Margins (%)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
3.001 - 3.500	11	$1,969,581.39	0.31%	8.012%	581	79.29%
3.501 - 4.000	60	10,978,074.50	1.74	7.151	621	80.11
4.001 - 4.500	12	2,717,959.25	0.43	6.417	646	82.79
4.501 - 5.000	21	6,593,445.16	1.04	6.360	651	77.76
5.001 - 5.500	69	20,428,392.32	3.23	6.445	661	78.77
5.501 - 6.000	237	58,374,033.49	9.23	6.836	650	79.33
6.001 - 6.500	521	131,053,941.13	20.72	7.004	646	79.81
6.501 - 7.000	640	149,405,782.82	23.62	7.319	641	80.21
7.001 - 7.500	497	105,621,128.87	16.70	7.734	619	80.22
7.501 - 8.000	409	70,803,300.84	11.19	8.213	599	81.01
8.001 - 8.500	284	45,717,527.95	7.23	8.687	587	83.67
8.501 - 9.000	160	23,783,443.43	3.76	9.111	566	82.65
9.001 - 9.500	30	4,506,818.89	0.71	9.493	564	84.69
9.501 - 10.000	5	435,172.08	0.07	10.027	573	82.62
10.001 - 10.500	2	101,330.26	0.02	10.516	554	82.47

Total	2,958	$632,489,932.38	100.00%	7.520%	627	80.45%

Range of Maximum Mortgage Rates (%)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
8.501 - 9.000	1	$177,650.00	0.03%	8.850%	542	85.00%
11.001 - 11.500	2	531,477.84	0.08	5.737	667	80.00
11.501 - 12.000	8	2,511,919.10	0.40	5.864	659	81.96
12.001 - 12.500	20	6,323,498.05	1.00	6.276	664	78.97
12.501 - 13.000	84	22,543,647.93	3.56	6.507	664	79.45
13.001 - 13.500	258	66,176,203.86	10.46	6.528	656	78.40
13.501 - 14.000	535	128,696,375.14	20.35	6.911	649	79.84
14.001 - 14.500	580	135,531,226.06	21.43	7.327	640	79.95
14.501 - 15.000	604	126,362,345.11	19.98	7.804	616	80.80
15.001 - 15.500	357	65,319,721.90	10.33	8.297	598	81.41
15.501 - 16.000	302	50,063,774.11	7.92	8.789	578	82.07
16.001 - 16.500	130	18,592,619.97	2.94	9.284	572	84.55
16.501 - 17.000	57	7,893,396.93	1.25	9.762	561	84.17
17.001 - 17.500	14	1,428,437.65	0.23	10.209	586	88.73
17.501 - 18.000	6	337,638.73	0.05	10.668	551	84.24

Total	2,958	$632,489,932.38	100.00%	7.520%	627	80.45%

Range of Minimum Mortgage Rates (%)	Number of Mortgage Loans	Outstanding Principal Balance	Outstanding Principal Balance	Average Gross Coupon	Average Credit Score	Average Original LTV
5.001 - 5.500	3	$1,273,494.35	0.20%	5.500%	666	80.00%
5.501 - 6.000	41	10,743,310.53	1.70	5.899	673	79.43
6.001 - 6.500	239	60,122,560.28	9.51	6.350	661	78.00
6.501 - 7.000	546	132,739,379.67	20.99	6.840	652	79.70
7.001 - 7.500	604	143,938,532.22	22.76	7.300	641	79.92
7.501 - 8.000	631	134,260,738.15	21.23	7.793	616	80.90
8.001 - 8.500	369	68,607,865.23	10.85	8.293	596	81.52
8.501 - 9.000	310	51,638,619.15	8.16	8.781	577	81.95
9.001 - 9.500	134	19,001,588.38	3.00	9.287	574	84.58
9.501 - 10.000	61	8,397,768.04	1.33	9.762	560	83.95
10.001 - 10.500	14	1,428,437.65	0.23	10.209	586	88.73
10.501 - 11.000	6	337,638.73	0.05	10.668	551	84.24

Total	2,958	$632,489,932.38	100.00%	7.520%	627	80.45%

F R I E D M A N    B I L L I N G S    R A M S E Y

First NLC Trust 2005-4, Mortgage-Backed Certificates, Series 2005-4
Series Term Sheet
Page 37	December 12, 2005

Adjustable Rate Initial Mortgage Loans

Initial Rate Cap (%)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
1.000	1	$94,879.22	0.02%	8.590%	537	84.12%
1.500	4	596,776.88	0.09	9.002	605	87.99
2.000	2	265,449.26	0.04	9.543	576	86.44
3.000	2,950	631,101,893.89	99.78	7.517	627	80.44
5.000	1	430,933.13	0.07	7.550	649	75.00

Total	2,958	$632,489,932.38	100.00%	7.520%	627	80.45%

Periodic Rate Cap (%)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
1.000	199	$53,485,794.34	8.46%	7.293%	631	80.58%
1.500	2,758	578,698,333.17	91.50	7.540	627	80.43
6.000	1	305,804.87	0.05	8.250	544	90.00

Total	2,958	$632,489,932.38	100.00%	7.520%	627	80.45%

Months to Next Adjustment Date	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
17 - 21	130	$28,991,228.42	4.58%	7.153%	634	81.28%
22 - 26	1,448	344,934,073.37	54.54	7.449	633	80.25
27 - 31	30	5,985,138.43	0.95	7.490	626	81.97
32 - 36	1,323	245,696,908.25	38.85	7.680	617	80.55
52 - 56	1	188,000.00	0.03	6.250	582	70.94
57 - 61	26	6,694,583.91	1.06	6.938	666	82.09

Total	2,958	$632,489,932.38	100.00%	7.520%	627	80.45%

F R I E D M A N    B I L L I N G S    R A M S E Y